                   ------------------------------------------


                            OFFIT VIF-HIGH YIELD FUND

                      OFFIT VIF-EMERGING MARKETS BOND FUND

                              DJG VALUE EQUITY FUND

                          OFFIT VIF-U.S. SMALL CAP FUND

                           OFFIT VIF-TOTAL RETURN FUND

                    OFFIT VIF-U.S. GOVERNMENT SECURITIES FUND


                   ------------------------------------------





                                  ANNUAL REPORT


                                DECEMBER 31, 2000












                     THE  O F F I T  VARIABLE INSURANCE FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------


Dear Policyholders:

We are pleased to present you with the December 31, 2000 Annual Report for The OFFIT Variable Insurance Fund, Inc. As of that date the Fund's investment portfolios have assets in excess of $85.9 million.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager are part of this Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,



Wallace Mathai-Davis

February 9, 2001

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------


Poor market liquidity, tight bank credit, and volatile equity markets continued to plague the high yield sector in the second half of 2000. The market, however, appears to have bottomed out in late November as returns turned positive in December and even more so into January 2001. The Fund's net investment return for the second half of 2000 was a disappointing -2.28%, bringing the full year return to -2.11%. The December 31, 2000 net asset value of $8.44 was 11% lower than the $9.50 prior year value. The net assets of the Fund at year-end were $32.1 million. Reflective of the higher market yields and lower prices, the 30-day SEC yield increased to 11.32% at year-end from 9.76% at June 30, 2000.

During the second half of 2000 high yield was negatively impacted by extreme illiquidity and the default of several large, well-known companies. The slightest earnings shortfall or disappointing announcement frequently resulted in a bond gapping down in price and becoming a virtual "untouchable." In early October, Owens Corning Corporation, an investment-grade credit, filed for bankruptcy in the face of mounting asbestos claims. That filing, in concert with the illiquidity and selling pressure already present in the high yield market, pushed more credits to the brink of insolvency as banks and investors became even more nervous. Shortly after the Owens Corning filing, another investment grade credit, Armstrong World Industries, also filed. Other high-grade credits, such as Xerox Corporation, were also affected as any company with suspect fundamentals gapped down in price. Access to capital that had been taken for granted suddenly was the number-one risk facing any corporate issuer.

This "perfect storm" continued until the end of November when the average yield in the high yield market topped 14%, about twice the yield of high-grade corporates, and the average spread to Treasuries was over 800 basis points. The distress ratio, the percentage of securities quoted at spreads above 1000 basis points, increased to approximately 32%, its highest level since September 1991, when it was 33%. The distress ratio started the year at less than 12%.

In early December the market started to change direction. Security valuations had reached such bearish extremes that prices were too compelling to ignore. Several well-known equity investors started to nibble in the sector. High yield mutual funds had approximately 8% of their portfolios in cash, the highest liquidity percentage since October 1995. Selling pressure on the funds had slowed and buy interest started to develop for better quality credits.

As this occurred, the Fed shifted its stance indicating rate cuts were likely. The best environment for a spread product such as high yield is a positive yield curve. This structure helps reliquify the domestic banks and helps return liquidity to the market at large. All of this set off an improving market that provided positive returns for December and into the new year.

New issue supply totaled $17.7 billion in the second half and almost $50 billion for all of 2000, or about half that issued in 1999. New issue credit quality was much improved in 2000 as the market resisted the financing of unknown or lower quality credits. During 2000, mutual fund outflows approached $10 billion, which placed considerable selling pressure on the high yield market. Countering this flow was the active pipeline of new CBO's that bought over $13 billion in high yield and leveraged loans during the year.

For the past two years the high yield market has been undergoing a cleansing process, flushing out the marginal securities by default or reorganization. Many of these securities were issued in 1997 and early 1998 and represent the excesses of that exuberant period. This process, along with the stronger credit standards of the new issue market, should lead to a firmer, healthier market over the next 12 to 18 months. In the interim, as the market works through these credit problems, default rates may continue to rise. However, investors should begin to look beyond to a market with fewer credit problems.

                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------

The Fed's move to a neutral bias in December and the 50 basis point rate cut in early January 2001 are bullish signs for the high yield market. The market may also benefit from an unaccustomed but welcome spate of positive articles in the financial press. The best historic returns achieved by the high yield market have occurred as the market recovered from a prolonged downturn such as the current one. The current outlook for high yield returns is the best that it has been in many years.

The Fund is well positioned to benefit as the high yield market strengthens. We continued to consolidate the number of issues in the portfolio, achieving a net reduction of 23 issues during the second half of the year. Smaller less liquid positions were sold out when the market allowed at favorable prices. Several issues trading at tight spreads were also sold. The concentration of some of our higher quality core holdings increased as we maintained a full position while the Fund contracted. Several new credits were added at deep discounts, including former investment grade issuers Owens Illinois and Saks Inc. With the average bond price in the Fund now at $87, considerable capital appreciation potential exists.

The portfolio was also affected by several other events or developments. Travel/Centers of America was sold at a premium on a change of control event. Repap New Brunswick securities appreciated on the news of their being acquired by a financially stronger company. Hospital companies including Columbia/HCA Healthcare and Tenet Healthcare performed strongly as a result of improving operating fundamentals and their defensive nature in a slowing economy. Energy credits were boosted by the impact of higher oil prices. On the negative credit side, the steel industry continued to suffer from oversupply brought on by high steel imports, and the auto parts sector was hurt by slower after-market sales both here and abroad.

We continue to focus on the better quality sectors of the high yield market and have made a conscious effort to maintain portfolio quality. Approximately 43% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 71% of the holdings are rated at least B1 or B+. Many of the lower rated or unrated holdings are senior in capital structure, including our largest holding, Eurotunnel bank debt. The Fund remains very well diversified with over 90 issues. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.


Stephen T. Shapiro
January 19, 2001

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-High Yield Fund at the trading commencement date of April 1, 1996 and held through December 31, 2000 against the performance of the Merrill Lynch High Yield "BB" 5-6.99 Year and the 5 Year Treasury over the same period. Past performance is not predictive of future performance.





               [Graph represents the total return based on a $10,000
                investment made in the OFFIT VIF-High Yield Fund]





-------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                 TOTAL RETURN                         ONE YEAR            THREE YEAR           (APRIL 1, 1996)
                 ------------                         --------            ----------           ----------------
OFFIT VIF-High Yield Fund*                            (2.11%)                0.61%                  5.14%
Merrill Lynch Yield "BB" 5-6.99 Year                   2.17%                 3.42%                  6.22%
5 Year Treasury                                       11.85%                 6.18%                  6.40%
-------------------------------------------------------------------------------------------------------------------

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                                      OFFIT
                               VIF-HIGH YIELD FUND
-------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                    MARKET
                                                                                      AMOUNT                      VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (95.2%)
     AUTOMOTIVE (3.2%)
           Exide Corp. Sr Notes, 10.00%, 04/15/05                                    $     400,000              $      296,000
           Federal-Mogul Corp. Notes, 7.875%, 07/01/10                                     500,000                      80,000
           Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%, 07/15/07                 300,000                     199,500
           Lear Corp. Sr Notes, 8.11%, 05/15/09                                            500,000                     453,425
                                                                                                          ---------------------
                                                                                                                     1,028,925
                                                                                                          ---------------------
     BROADCAST/MEDIA (2.4%)
           Echostar Corp. Sr Notes, 9.25%, 02/01/06                                        300,000                     292,500
           Sinclair Broadcasting Group Inc. Sr Sub Notes, 10.00%, 09/30/05                 500,000                     482,500
                                                                                                          ---------------------
                                                                                                                       775,000
                                                                                                          ---------------------
     CABLE (7.1%)
           Adelphia Communications Corp. Sr Notes, 9.375%,                                 300,000                     264,000
           11/15/09
           Century Communications Corp. Sr Notes, 8.875%, 01/15/07                         400,000                     354,000
           Charter Communications Holdings LLC Sr Notes, 8.625%, 04/01/09                  300,000                     272,250
           NTL  Inc. Sr Notes, 0/9.75%, 04/01/08                                           800,000    (2)              440,000
           Olympus Communications L.P. Sr Notes, 10.625%, 11/15/06                         300,000                     276,000
           Telewest Communications PLC Sr Discount Debs., 11.00%, 10/01/07                 400,000                     358,000
           United Pan-Europe Communications Sr Notes, 11.50%, 02/01/10                     500,000                     325,000
                                                                                                          ---------------------
                                                                                                                     2,289,250
                                                                                                          ---------------------
     CHEMICAL (4.8%)
           Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05                           500,000                     185,000
           Huntsman ICI Chemicals Sr Notes, 10.125%, 07/01/09                              500,000                     480,000
           ISP  Holdings Inc. Sr Notes, 9.00%, 10/15/03                                    300,000                     240,000
           Lyondell Chemical Co. Sr Secured Notes, 9.625%,                                 300,000                     291,000
           05/01/07
           Polymer Group Sr Notes, 8.75%, 03/01/08                                         300,000                     192,000
           Terra Industries Inc. Sr Notes, 10.50%, 06/15/05                                250,000                     160,000
                                                                                                          ---------------------
                                                                                                                     1,548,000
                                                                                                          ---------------------
     CONSUMER GROUPS (2.9%)
           Chiquita Brands International Inc. Sr Notes, 10.25%, 11/01/06                   550,000                     192,500
           Fisher Scientific International Inc. Sr Sub Notes, 9.00%, 02/01/08              500,000                     457,500
           Fleming Companies Inc. Sr Notes, 10.625%, 12/15/01                              300,000                     288,000
                                                                                                          ---------------------
                                                                                                                       938,000
                                                                                                          ---------------------
     FINANCIAL SERVICES/INSURANCE (2.2%)
           Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05                                     300,000                     162,000
           Presidential Life Corp. Sr Notes, 7.875%, 02/15/09                              350,000                     322,493
           Reliance Group Holdings Inc. Sr Sub Notes, 9.75%,                               350,000    (5)                3,500
           11/15/03
           Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09                              250,000                     223,750
                                                                                                          ---------------------
                                                                                                                       711,743
                                                                                                          ---------------------

The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                                VIF-HIGH YIELD FUND
-------------------------------------------------------------------------------
                    SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                 DECEMBER 31, 2000

                                                                                    SHARES OR
                                                                                    PRINCIPAL                    MARKET
                                                                                     AMOUNT                      VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

     FOREST & PAPER PRODUCTS (3.7%)
           Repap New Brunswick First Priority Sr Secured Notes, 9.00%, 06/01/04     $      600,000             $       621,000
           Stone Container Corp. First Mtg. Notes, 10.75%, 10/01/02                        300,000                     304,500
           Stone Container Finance Corp. Sr Notes, 11.50%,  08/15/06                       250,000    (1)              258,750
                                                                                                          ---------------------
                                                                                                                     1,184,250
                                                                                                          ---------------------
     GENERAL INDUSTRIES/MANUFACTURING (4.3%)
           Allied Waste North America Sr Notes, 7.625%, 01/01/06                           500,000                     475,000
           Galey & Lord, Inc. Sr Sub Notes, 9.125%, 03/01/08                               200,000                     113,000
           Owens Illinois Inc. Sr Notes, 7.85%, 05/15/04                                   300,000                     180,000
           Pillowtex Corp. Sr Sub Notes, 9.00%, 12/15/07                                   300,000    (5)                9,000
           Westpoint Stevens Inc. Sr Notes, 7.875%, 06/15/08                               300,000                     213,000
           Williams Scotsman Inc. Sr  Notes, 9.875%, 06/01/07                              500,000                     395,000
                                                                                                          ---------------------
                                                                                                                     1,385,000
                                                                                                          ---------------------
     HEALTH CARE (4.3%)
           Columbia/HCA Healthcare Notes, 6.91%, 06/15/05                                  300,000                     291,585
           Columbia/HCA Healthcare Notes, 8.85%, 01/01/07                                  300,000                     312,351
           Integrated Health Services Inc. Sr Sub Notes, 9.50%, 09/15/07                   400,000    (5)                5,000
           Medaphis Corp. Sr Notes, 9.50%, 02/15/05                                        200,000                     146,000
           Sun Healthcare Group Inc. Sr Sub Notes, 9.50%, 07/01/07                         500,000    (5)                5,000
           Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07                           600,000                     616,500
                                                                                                          ---------------------
                                                                                                                     1,376,436
                                                                                                          ---------------------
     HOTELS & GAMING (10.5%)
           Felcor Suites L.P. Sr Notes, 7.375%, 10/01/04                                   500,000                     470,000
           Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07                                   320,000                     292,800
           Harrahs Operating Co. Inc. Sr Sub Notes, 7.875%, 12/15/05                       250,000                     246,875
           HMH Properties Sr Notes, 7.875%, 08/01/08                                       300,000                     285,000
           International Game Technology Sr Notes, 8.375%, 05/15/09                        250,000                     250,625
           John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%, 02/15/04                  550,000                     497,750
           John Q. Hammons Hotels L.P. First Mtg. Notes, 9.75%, 10/01/05                   200,000                     181,000
           Park Place Entertainment Sr Sub Notes, 7.875%, 12/15/05                         300,000                     294,000
           Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07                           250,000                     251,250
           Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07                     400,000                     378,000
           Trump Atlantic City First Mtg. Notes, 11.25%, 05/01/06                          350,000                     231,000
                                                                                                          ---------------------
                                                                                                                     3,378,300
                                                                                                          ---------------------
     METALS & MINING (5.0%)
           AK Steel Corp. Sr Notes, 9.125%, 12/15/06                                       400,000                     382,000
           Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07                   250,000                      45,000
           Freeport McMoran C&G Sr Notes, 7.20%, 11/15/26                                  300,000                     189,000
           Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%, 12/01/14                      400,000                     326,000
           Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08                             500,000                     395,000

The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
-------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                       MARKET
                                                                                      AMOUNT                         VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
    METALS & MINING (CONTINUED)
          LTV Corp. Sr Notes, 8.20%, 09/15/07                                       $     500,000    (5)        $      10,000
          National Steel Corp. First Mtg. Bonds, 8.375%, 08/01/06                         598,000                     251,160
                                                                                                         ---------------------
                                                                                                                    1,598,160
                                                                                                         ---------------------
    OIL/GAS (7.9%)
          Clark R&M Inc. Sr Notes, 8.625%, 08/15/08                                       400,000                     304,000
          Frontier Oil Corp. Sr Notes, 11.75%, 11/15/09                                   300,000                     297,000
          Giant Industries Services Inc. Sr Sub Notes, 9.00%, 09/01/07                    400,000                     364,000
          KCS Energy Inc. Sr Notes, 11.00%, 01/15/03                                      725,000                     696,000
          Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07                           500,000                     462,500
          Nuevo Energy Co. Sr Sub Notes, 9.50%, 06/01/08                                  400,000                     402,000
                                                                                                         ---------------------
                                                                                                                    2,525,500
                                                                                                         ---------------------
    REAL ESTATE (9.4%)
          CB Richard Ellis Sr Sub Notes, 8.875%, 06/01/06                                 500,000                     475,000
          Lennar Corp. Sr Notes, 7.625%, 03/01/09                                         500,000                     457,500
          LNR Property Corp. Sr Sub Notes, 9.375%, 03/15/08                               500,000                     450,000
          MDC Holdings Inc. Sr Notes, 8.375%, 02/01/08                                    300,000                     271,500
          Rockefeller Center Properties Sr Notes, 7.4375%, 12/31/00                       670,000    (3)              643,200
          Tanger Properties L.P. Notes, 7.875%, 10/24/04                                  500,000                     484,725
          Toll Corp. Sr Sub Notes, 8.00%, 05/01/09                                        250,000                     235,000
                                                                                                         ---------------------
                                                                                                                    3,016,925
                                                                                                         ---------------------
    RETAIL (3.3%)
          Nine West Group Inc. Sr Notes, 8.375%, 08/15/05                                 250,000                     245,408
          Saks Inc. Notes, 7.00%, 07/15/04                                                300,000                     217,500
          The Pep Boys-Manny Moe & Jack Medium Term Notes, 6.75%, 03/10/04                500,000                     285,000
          Zale Corp. Sr Notes, 8.50%, 10/01/07                                            300,000                     288,000
                                                                                                         ---------------------
                                                                                                                    1,035,908
                                                                                                         ---------------------
    TELECOMMUNICATIONS-WIRELESS (3.4%)
          Nextel Communications Sr Discount Notes, 0/9.75% 10/31/07                       300,000    (2)              222,750
          Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07                     350,000    (2)              274,750
          Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07                                350,000                     350,000
          Winstar Communications Sr Discount Notes, 0/14.75%, 04/15/10                    750,000    (2)              232,500
                                                                                                         ---------------------
                                                                                                                    1,080,000
                                                                                                         ---------------------
    TELECOMMUNICATIONS-WIRELINE (8.5%)
          Alaska Communications Sr Sub Notes, 9.375%, 05/15/09                            500,000                     420,000
          Flag Limited Sr Notes, 8.25%, 01/30/08                                          500,000                     420,000
          Global Crossing Holdings Ltd. Sr Notes, 9.125%, 11/15/06                        400,000                     383,000
          Intermedia Communication Sr Discount Notes, 0/11.25%. 07/15/07                  600,000    (2)              360,000
          Level 3 Communications Sr Notes, 9.125%, 05/01/08                               500,000                     405,000

The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                               VIF-HIGH YIELD FUND
-------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        SHARES OR
                                                                                        PRINCIPAL                    MARKET
                                                                                         AMOUNT                      VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)

     TELECOMMUNICATIONS-WIRELINE (CONTINUED)
           Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09                       $     250,000              $      212,500
           Nextlink Communication Sr Notes, 10.75%, 06/01/09                               350,000                     288,750
           Williams Communications Group Inc. Sr Notes, 10.875%, 10/01/09                  300,000                     222,000
                                                                                                          ---------------------
                                                                                                                     2,711,250
                                                                                                          ---------------------
     TRANSPORTATION (9.2%)
           Eletson Holdings Inc. First Pfd. Mtg. Notes, 9.25%, 11/15/03                    500,000                     450,000
           Eurotunnel Finance Tier 1, 5.28%, 01/15/12                                   10,000,000 (a)(4)            1,187,944
           Eurotunnel Finance Tier 2, 5.28%, 12/31/18                                   10,000,000 (a)(4)            1,037,662
           Piedmont Aviation Inc. Equipment Trust Certificates, 9.80%, 05/08/04            261,000                     255,780
                                                                                                          ---------------------
                                                                                                                     2,931,386
                                                                                                          ---------------------
     UTILITIES (3.1%)
           AES Eastern Energy Pass Through Certificates, 9.00%, 01/02/17                   500,000                     507,550
           Caithness Coso Funding Corp. Sr Secured Notes, 9.05%, 12/15/09                  500,000                     497,500
                                                                                                          ---------------------
                                                                                                                     1,005,050
                                                                                                          ---------------------
                                                                                                          ---------------------
           TOTAL CORPORATE BONDS (COST $37,437,318)                                                                 30,519,083

PREFERRED STOCK (1.8%)
     HEALTH CARE (1.8%)
           Fresenius Medical Care Capital Trust Pfd., 9.00%, 12/01/06                      600,000                     576,000
                                                                                                          ---------------------
           TOTAL PREFERRED STOCK (COST $619,500)                                                                       576,000
                                                                                                          ---------------------
MONEY MARKET (1.3%)
           Bank of New York Cash Reserve                                                   427,775                     427,775
                                                                                                          ---------------------
           TOTAL MONEY MARKET (COST $427,775)                                                                          427,775
                                                                                                          ---------------------
TOTAL INVESTMENTS (COST $38,484,593) (+) -- 98.3%                                                                   31,522,858
OTHER ASSETS IN EXCESS OF LIABILITIES 1.7%                                                                             535,644
                                                                                                          ---------------------
TOTAL NET ASSETS -- 100.0%                                                                                     $    32,058,502
                                                                                                          =====================

           --------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                                   Unrealized appreciation                           $    280,262
                                   Unrealized depreciation                             (7,241,997)
                                                                                --------------------
                                   Net unrealized depreciation                       $ (6,961,735)
                                                                                ====================


                                      OFFIT
                               VIF-HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


--------------------------------------------------------------------------------

Principal denominated in the following currency:

(a)        French Franc

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)        Step-up Bond.

(3)        Zero Coupon Bond.

(4)        Illiquid Security.

(5)        Security in default.


The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

The total return for the OFFIT VIF-Emerging Markets Bond Fund for 2000 was 8.71%. For the quarter ending December 31, 2000, the Fund had a total return of (1.08)%. As of December 31, 2000, the Fund had a 30-day SEC yield of 12.62%. The average duration was approximately 3.52 years and the net asset value per share was $8.22.

The Fund remains 100% invested in US dollar-denominated bonds--73% in corporate bonds, and the remainder in government bonds. We maintain our strategic investment focus on Latin American corporate bonds, where we continue to see the greatest risk-adjusted total return. Anticipating sovereign ratings upgrades from Standard & Poor's for Brazil (which was recently upgraded to BB-) and Mexico (to full investment grade) in the first quarter of 2001, we have maintained a core overweight investment exposure in these two countries. Mexico and Brazil represented 37% and 47% of investments at year-end, respectively. We maintained a small position in Argentina of 11%. Cash and accrued interest represented the residual 5%.

Our relative underperformance in 2000 remains attributable to our continued focus on investing in absolute risk-adjusted value in the countries we believe have improving fundamentals and in businesses that have strong management and sound business franchises. We do not, as you know, believe in blindly following an index strategy in particular for this higher risk asset class. Nor do we believe in reaching for return in the context of what we continue to sense as a heightened global risk environment.

That said, the top performers in the JPM Emerging Markets Bond Index Plus ("EMBI+") for 2000, were countries that continued NOT to meet our credit criteria because of highly uncertain economic or political prospects. Russia, which represents 11% of the EMBI+, had a total return of 55% for the year. Ecuador, Nigeria and Venezuela, also top performers in 2000, had total returns of 54%, 16% and 15%, respectively. For the same fundamental reasons, we had no exposure to Russian assets during the crisis of 1998 when Russia returned a negative 83% for the year.

We believe the underlying credit quality of the Fund has, in fact, never been higher. Balance sheets and income-generating prospects of the top-tier Latin corporate issuers in which we are invested are solid and improving. As such, these corporate issuers are well positioned, in our opinion, to weather the anticipated downturn in global growth and accompanying turbulence in the financial markets.

In fact, we expect further ratings upgrades to considerably outnumber downgrades in the year ahead, as they have over the past year, by more than 5 to 1 for emerging markets issuers. As such, we believe that there is not only absolute risk-adjusted value for the Emerging Markets bonds in which we invest for 2001, but also, relative risk-adjusted value to comparable, international non-investment grade fixed income assets.


Richard M. Johnston                                          Richard C. Madigan
January 19, 2001

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-Emerging Markets Bond Fund at the trading commencement date of August 28, 1996 and held through December 31, 2000 against the performance of the J.P. Morgan Emerging Markets Bond Index+ and J.P. Morgan Latin America Eurobond Index as well as comparison to the Lipper Analytical Emerging Market Debt Index over the same period. In addition, the graph below includes a composite of the return of such indices which we believe provides a comparison to the overall performance of the various asset classes in which the Fund invests. Past performance is not predictive of future performance.

[CHART OF VIF-EMERGING MARKETS BOND FUND]

---------------------------------------------------------------------------------------------------------------
                                                                                              Since Inception
                 Total Return                         One Year            Three Year          (August 28, 1996)
                 ------------                         --------            ----------          -----------------
OFFIT VIF-Emerging Markets Bond Fund*                   8.71%                4.46%                  6.34%
Composite Index: 50% J.P. Morgan                       11.86%                7.54%                 10.43%
J.P. Morgan Emerging Markets Bond Index+               15.26%                7.54%                 11.28%
J.P. Morgan Latin America Eurobond Index                8.46%                7.54%                  9.58%
Lipper  Analytical Emerging Market Debt Index           9.43%                2.36%                  9.01%
---------------------------------------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                                      OFFIT
                         VIF- EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000


                                                                                    SHARES OR
                                                                                    PRINCIPAL                  MARKET
                                                                                      AMOUNT                    VALUE
     -------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS (73.3%)
          BANKING (3.6%)
              BRAZIL (3.6%)
                Banco Nacional de Desenvolvimento Economico Social, 11.25%, 09/20/05 $     250,000 (1)        $       253,750
                                                                                                        ----------------------

          BUILDING MATERIALS (4.9%)
              MEXICO (4.9%)
                Cemex International Capital LLC, 9.66%, 11/29/49                            150,000                   150,750
                Internacional de Ceramica S.A., 9.75%, 08/01/02                             225,000                   186,750
                                                                                                        ----------------------
                                                                                                                      337,500
                                                                                                        ----------------------

          CABLE & SATELLITE (7.7%)
              ARGENTINA (7.7%)
                Cablevision S.A., 12.50%, 03/02/03                                          170,000                   141,525
                Innova, 12.785%, 04/01/07                                                   450,000                   396,000
                                                                                                        ----------------------
                                                                                                                      537,525
                                                                                                        ----------------------

          FOOD (3.5%)
              ARGENTINA (3.5%)
                Mastellone Hermanos S.A., 11.75%, 04/01/08                                  350,000                   241,500
                                                                                                        ----------------------

          INDUSTRIAL (7.7%)
              MEXICO (7.7%)
                Dine S.A. de C.V., 8.75%, 10/15/07                                          130,000                   111,800
                Sanluis Corp. S.A., 8.875%, 03/18/08                                        250,000 (1)               224,375
                Vicap S.A., 11.375%, 05/15/07                                               250,000                   197,500
                                                                                                        ----------------------
                                                                                                                      533,675
                                                                                                        ----------------------

          MEDIA (10.4%)
              BRAZIL (9.0%)
                Globo Communicacoes Participacoes, 10.50%, 12/20/06                         270,000                   241,650
                Globo Communicacoes Participacoes, 10.625%, 12/05/08                        100,000                    84,500
                RBS Participacoes S.A., 11.00%, 04/01/07                                    360,000                   298,800
                                                                                                        ----------------------
                                                                                                                      624,950
                                                                                                        ----------------------

              MEXICO (1.4%)
                TV Azteca S.A. de C.V., 10.50%, 02/15/07                                    100,000                    94,500
                                                                                                        ----------------------
                                                                                                                      719,450
                                                                                                        ----------------------

       The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                                    SHARES OR
                                                                                    PRINCIPAL                  MARKET
                                                                                      AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS (CONTINUED)
          OIL/GAS (8.4%)
              BRAZIL (8.4%)
                Cia Petrolifera Marlim, 12.25%, 09/26/08                              $     600,000 (1)        $      583,500
                                                                                                          --------------------

          PACKAGING (3.9%)
              MEXICO (3.9%)
                Grupo Industrial Durango, 12.625%, 08/01/03                                 275,000                   273,625
                                                                                                          --------------------

          PETROCHEMICALS (2.1%)
              BRAZIL (2.1%)
                OPP Petroquimica S.A., 11.00%, 10/29/04                                     150,000 (1)               149,437
                                                                                                          --------------------

          RETAIL (8.2%)
              MEXICO (8.2%)
                Grupo Elektra S.A. de C.V., 12.00%, 04/01/08                                625,000                   567,188
                                                                                                          --------------------

          STEEL (6.6%)
              BRAZIL (6.6%)
                CSN Iron S.A., 9.125%, 06/01/07                                             550,000                   456,500
                                                                                                          --------------------

          TELECOMMUNICATIONS (6.3%)
              MEXICO (6.3%)
                Alestra S.A. de C.V., 12.625%, 05/15/09                                     550,000                   441,375
                                                                                                          --------------------
                TOTAL CORPORATE BONDS (COST $5,306,841)                                                             5,095,025
                                                                                                          --------------------

     FOREIGN GOVERNMENTS (21.8%)
          SOVEREIGN DEBT (21.8%)
              BRAZIL (17.2%)
                Republic of Brazil, 11.625%, 04/15/04                                       400,000                   415,800
                Republic of Brazil EI, Floating Rate Notes, 7.375%, 04/15/06                836,000 (2)               778,525
                                                                                                        ----------------------
                                                                                                                    1,194,325
                                                                                                        ----------------------
              MEXICO (4.6%)
                United Mexican States, 9.875%, 02/01/10                                     300,000                   321,900
                                                                                                        ----------------------
                TOTAL FOREIGN GOVERNMENTS (COST $1,472,683)                                                         1,516,225
                                                                                                        ----------------------


       The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                         VIF-EMERGING MARKETS BOND FUND
-------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                                        SHARES OR
                                                                                        PRINCIPAL               MARKET
                                                                                         AMOUNT                 VALUE
------------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET FUND (2.4%)
                Bank of New York Cash Reserve                                         $     164,789            $      164,789
                                                                                                        ----------------------
                TOTAL MONEY MARKET FUND (COST $164,789)                                                               164,789
                                                                                                        ----------------------


     TOTAL INVESTMENTS (COST $6,944,313) (+) -- 97.5%                                                               6,776,039
     OTHER ASSETS IN EXCESS OF LIABILITIES 2.5%                                                                       173,827
                                                                                                        ----------------------
     TOTAL NET ASSETS -- 100.0%                                                                               $     6,949,866
                                                                                                        ======================


                -----------------------------------------------------------


     + Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                                        Unrealized appreciation                       $     159,507
                                        Unrealized depreciation                            (327,781)
                                                                               ---------------------
                                        Net unrealized depreciation                  $     (168,274)
                                                                               =====================

     (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


     (2) Interest rate shown is the rate in effect at December 31, 2000.


              Country Diversification (as a percentage of Total Investments):

                                        Argentina                                             11.2%
                                        Brazil                                                46.9%
                                        Mexico                                                37.0%
                                        United States                                          4.9%
                                                                               ---------------------
                                                                                             100.0%
                                                                               =====================

       The accompanying notes are an integral part of the financial statements.

                                      OFFIT

                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------


For many investors the first year of the new millennium turned out to be very difficult. The speculative bubble finally burst in the technology and internet sectors, resulting in the worst decline in NASDAQ history. In fact, all of the popular indices showed meaningful declines - the worst year in a decade. The year saw a "rolling" bear market, which proceeded from one sector to another. Individual stock volatility was extreme, and stocks were often pummeled when disappointments (whether short-term or secular) were announced. Consequently, at year-end, it seems that the market has retreated from being clearly overvalued into a zone of fair valuation with some sectors (telecommunications, technology and industrial/cyclical) looking attractively undervalued. Most important, the year 2000 re-established that UNDERLYING VALUES DO MATTER - the Market became more rational in evaluating companies' prospects through traditional measures.

Notwithstanding this difficult background, we were able to protect capital in 2000. It was a struggle to keep the portfolio on an even keel, and we had our share of disappointments during the year. Yet, on balance, with most of the popular indices in negative territory for the year, we compare favorably on a relative basis, with the DJG Value Equity Fund gaining 5.8% for the year. Importantly, long-term absolute returns remain highly satisfactory at 14.6% per annum since inception.

As the year 2001 begins, there are growing investor concerns about the extent of the current economic slowdown and the declining trend in corporate profits. These fears were buttressed by a host of profit warnings from a broad cross section of industries during fourth quarter, and the attendant battering of those companies' shares - an experience to which we were not immune. We believe the trend of warnings will continue as slowing economic conditions and the new SEC rules on full disclosure combine to increase the frequency and "surprise" nature of pre-announcements during the year. In this regard, we reaffirm that our investment philosophy does not rely primarily on projections of forward earnings. Rather, we prefer to concentrate on free cash flow generation, discount from intrinsic economic value and the existence of internal or external events that will help to narrow the price value gap.

As we enter the new year, we calculate that our top twenty holdings on a combined basis are selling at about a 46% discount from the appraisal of their business values. Notwithstanding that the economic environment is likely to be challenging during the first part of 2001, we continue to identify opportunities and position the portfolio to generate attractive returns. As equity markets quickly discount disappointments, we hope to use our growing inventory of investment opportunities in dynamic, competitively advantaged companies that meet our investment criteria. Most important, during 2001 we expect meaningful price improvements in our existing holdings. Notwithstanding the uncertainties that always lie ahead, we have confidence that our portfolios are positioned to generate strong appreciation over time.

For the first time in several years, value investing appears to be coming back into favor. These trends have a history of lasting for extended periods of time. As reflected above, we have stuck with our disciplines and generated satisfactory returns during difficult times for value investors. We remain completely committed to our style, and expect it to pay off attractively in a more hospitable environment.




Erwin A. Zeuschner
Portfolio Manager and
Principal of David J. Greene and Company, LLC
February 6, 2001

                                      OFFIT

                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------


The following graph represents the total return based on a $10,000 investment made in the DJG Value Equity Fund at the trading commencement date of April 11, 1997 and held through December 31, 2000 as well as the performance of the S&P 500 Stock Index over the same period. Past performance is not predictive of future performance.


[CHART DJG VALUE EQUITY FUND]

------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Since Inception
      Total Return                           One Year                       Three Year                   (April 11, 1997)
      ------------                           --------                       ----------                   ----------------
DJG Value Equity Fund*                        5.81%                            7.70%                          14.61%
S&P 500 Stock Index                          (9.10%)                          12.25%                          17.66%
------------------------------------------------------------------------------------------------------------------------------


*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                        SHARES OR
                                                                                        PRINCIPAL                     MARKET
                                                                                           AMOUNT                      VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (85.2%)
          AGRICULTURE (2.3%)
                IMC Global, Inc.                                                            7,950          $         123,722
                                                                                                        ---------------------

          AUTOMOTIVE (1.9%)
                General Motors Corp.                                                        2,000                    101,875
                                                                                                        ---------------------


          BEVERAGES (4.1%)
                Coca-Cola Enterprises, Inc.                                                 5,000                     95,000
                Whitman Corp. *                                                             8,000                    131,000
                                                                                                        ---------------------
                                                                                                                     226,000
                                                                                                        ---------------------

          BUSINESS EQUIPMENT & SERVICES (1.1%)
                Lanier Worldwide, Inc.*                                                    20,000                     60,000
                                                                                                        ---------------------

          CONSULTING (2.8%)
                Comdisco, Inc.                                                             13,500                    154,406
                                                                                                        ---------------------

          COMPUTER EQUIPMENT (2.2%)
                Quantum Corporation - DLT & Storage Systems*                                9,000                    119,813
                                                                                                        ---------------------

          ELECTRONICS (4.4%)
                Galileo International, Inc.                                                12,000                    240,000
                                                                                                        ---------------------

          FINANCIAL SERVICES (15.0%)
                Cendant Corp.*                                                             11,000                    105,875
                Dime Bancorp, Inc.                                                          8,000                    236,500
                Pittston Brink's Group                                                     13,500                    268,313
                SouthTrust Corp.                                                            3,000                    122,062
                Wachovia Corp.(a)                                                           1,500                     87,187
                                                                                                        ---------------------
                                                                                                                     819,937
                                                                                                        ---------------------

          HEALTH CARE (5.2%)
                HEALTHSOUTH Corp.*                                                         17,500                    285,469
                                                                                                        ---------------------

          INDUSTRIAL (1.9%)
                Wabtec Corp.                                                                9,000                    105,750
                                                                                                        ---------------------

          MANUFACTURING (9.8%)
                Calgon Carbon Corp.                                                         5,000                     28,437
                Cytec Industries, Inc.*                                                     2,500                     99,844
                Dial Corp. (The)                                                            7,000                     77,000
                Millipore Corp.                                                             3,000                    189,000
                Navistar International Corp.                                                5,500                    144,031
                                                                                                        ---------------------
                                                                                                                     538,312
                                                                                                        ---------------------


       The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

                                                                                        SHARES OR
                                                                                        PRINCIPAL                     MARKET
                                                                                           AMOUNT                      VALUE
-----------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
          MEDICAL HOSPITAL SERVICES (1.4%)
                Health Net, Inc.*                                                           3,000           $         78,563
                                                                                                        ---------------------

          OFFICE SUPPLIES (1.0%)
                Wallace Computer Services, Inc.                                             3,000                     51,000
                                                                                                        ---------------------

          PACKAGING & CONTAINERS (3.6%)
                Pactiv Corp.*                                                              16,000                    198,000
                                                                                                        ---------------------

          PHOTOGRAPHIC EQUIPMENT & SUPPLIES (1.4%)
                Eastman Kodak Co.                                                           2,000                     78,750
                                                                                                        ---------------------

          RETAIL (9.1%)
                Footstar, Inc.*                                                             5,500                    272,250
                HomeBase, Inc.*                                                             5,800                      5,800
                The TJX Companies, Inc.                                                     8,000                    222,000
                                                                                                        ---------------------
                                                                                                                     500,050
                                                                                                        ---------------------

          TECHNOLOGY (3.7%)
                Genuity, Inc.*                                                             20,000                    101,250
                Unisys Corp.*                                                               7,000                    102,375
                                                                                                        ---------------------
                                                                                                                     203,625
                                                                                                        ---------------------

          TELECOMMUNICATIONS (8.1%)
                AT&T Corp.                                                                  3,000                     51,938
                Sprint Corp.                                                                3,000                     60,938
                Telephone & Data Systems, Inc.                                              2,000                    180,000
                Verizon Communications, Inc.                                                3,000                    150,375
                                                                                                        ---------------------
                                                                                                                     443,251
                                                                                                        ---------------------

          TRANSPORTATION (6.2%)
                GATX Corp.                                                                  4,000                    199,500
                Ryder System, Inc.                                                          8,500                    141,312
                                                                                                        ---------------------
                                                                                                                     340,812
                                                                                                        ---------------------

                TOTAL COMMON STOCKS (COST $4,335,615)                                                              4,669,335
                                                                                                        ---------------------


       The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                                     SHARES OR
                                                                                     PRINCIPAL                   MARKET
                                                                                      AMOUNT                      VALUE
-----------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET FUND (15.7%)
                Bank of New York Cash Reserve                                    $        863,425          $         863,425
                                                                                                        ---------------------

                TOTAL MONEY MARKET FUND (COST $863,425)                                                              863,425
                                                                                                        ---------------------


     TOTAL INVESTMENTS (COST $5,199,040) (+) -- 100.9%                                                             5,532,760
     LIABILITIES IN EXCESS OF OTHER ASSETS (0.9%)                                                                    (46,926)
                                                                                                        ---------------------
     TOTAL NET ASSETS -- 100.0%                                                                           $        5,485,834
                                                                                                        =====================


                -------------------------------------------------------


          + Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                                        Unrealized appreciation                  $        912,772
                                        Unrealized depreciation                          (579,052)
                                                                              --------------------
                                        Net unrealized appreciation              $        333,720
                                                                              ====================


   *     Denotes non-income producing security for the year ended
         December 31, 2000.
   (a)   Represents an investment in an affiliate.

       The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF-U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

In spite of the extreme market volatility, U.S. small capitalization stocks continued to generate competitive returns and outperformed U.S. large capitalization stocks for the second consecutive year. While the outperformance was somewhat marginal in 1999 and 2000, it is still a very different picture from the period of 1995-1998 when large capitalization stocks dominated the market. For the year ending December 31, 2000, U.S. small capitalization stocks, as measured by the Russell 2000 Index returned -3.2%.

We are pleased to report that despite a relatively disappointing fourth quarter, the OFFIT VIF-U.S. Small Cap Fund continued to outperform its benchmark, the Russell 2000 Index, for the year with a return of +.66% (net of fees) versus -3.2%.

During the quarter there were few places to hide and our portfolio was no exception. However, there were a few bright spots that should be highlighted. Overall, oil and energy related stocks were the best performing sector for the quarter. Long-term holdings, such as Range Resources and Cross Timbers, contributed to the roughly 25% portfolio sector return for the period. (For the year, energy was the best performing sector returning over 100%.) The financial services area was another highlight returning approximately 8% for the quarter with FactSet Research Systems and BISYS Group, Inc. leading the portfolio sector for the year as well. Technology stocks, our largest weighting in the portfolio, were a disappointment overall for both the fourth quarter and the year. Although we had pared back many of the better performing stocks at the beginning of the year we were still overweight in the sector. Overall, technology stocks as measured by the Russell 2000 Index were down nearly 35% for the quarter and 18% for the year. Evidencing the volatility in the market and in individual stock performance, two of our best performing stocks in 1999 were two of the worst performers in 2000, namely Amkor Technology and eXcelon Corporation. As of year-end, technology and consumer stocks represented approximately 40% of the total portfolio.

We added two new companies to the portfolio during the quarter. AstroPower develops, manufactures, markets and sells a range of solar electric power products for the global marketplace. Vicor Corporation designs, develops, manufactures and markets modular power components and complete power systems using an innovative, patented, high frequency electronic power conversion technology called zero current switching. During the quarter, we had one takeover announcement as SAGA Systems agreed to a buyout by Software AG.

In 2000 growth at any price was no longer the norm. The shift from technology was fast and furious as evidenced by the violent market rotations out of the sector and into anything "non-tech", especially healthcare and energy. The reasons for the rotation are many and varied, but possible factors include a slowdown in technology demand by both consumer and business, the strengthening of the U.S. dollar, the Federal Reserve's six interest rate hikes and the subtle but underlying belief that risk taking had to be reigned in. Both large and small company stocks declined severely from their March highs with small capitalization technology stocks losing over 60% since march 10th and nearly 45% in 2000.

Earnings mattered this year, a 360 DEG. turn from 1999. Companies without earnings in the small capitalization market lost nearly 46% in 2000, compared to a gain of 4.5% for those with earnings. Value investing returned to favor. Low risk stocks outperformed high risk stocks and lower expected growth firms outperformed higher expected growth firms.

Our outlook for 2001 is cautiously optimistic. On a valuation basis, U.S. small capitalization stocks remain attractive, and not just on a relative basis. Valuation disparities currently in the small capitalization market now appear to be true on an absolute basis. According to an industry study, close to one-quarter of the small capitalization market is currently selling below 10x's last year's earnings. The last time this occurred was in 1991 and the U.S. economy was in a recession. Having said that, we are concerned that tough financing conditions may continue dampening future growth. However, the Federal Reserve's recent rate cuts indicate that the Fed is intent on establishing a floor on the slowing growth rates. Although cautious over the long term, we continue to believe that small capitalization stocks will offer the best growth prospects.


Rockefeller & Co.
February 16, 2001

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF- U.S. Small Cap Fund at the trading commencement date of April 11, 1997 and held through December 31, 2000 as well as the performance of the Russell 2000 Index over the same period. Past performance is not predictive of future performance.

[KEY] OFFIT VIF-U.S. Small Cap Fund
[KEY] Russell 2000 Index





                                 [GRAPH OF VIF - U.S. SMALL CAP FUND]




------------------------------------------------------------------------------------------------
                                                                             Since Inception
        Total Return                    One Year          Three Year         (April 11, 1997)
        ------------                    --------          ----------         ----------------
OFFIT VIF-U.S. Small Cap Fund*            0.66%             15.03%                19.28%
Russell 2000 Index                       (3.20%)             4.60%                10.70%
------------------------------------------------------------------------------------------------



*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment. Small Cap Funds typically carry additional risk since smaller companies generally have a higher risk of failure.

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                           SHARES OR
                                                           PRINCIPAL                     MARKET
                                                             AMOUNT                       VALUE
------------------------------------------------------------------------------------------------
COMMON STOCKS (88.1%)
     AUTOMOBILE PARTS  (1.2%)
           Exide Corp.                                         4,940       $             37,667
                                                                           ---------------------

     BANKING (4.7%)
           Alaska Pacific Bancshares, Inc.                     4,750                     56,406
           PBOC Holdings, Inc.*                                3,000                     28,594
           UnionBanCal Corp.                                   2,400                     57,750
                                                                           ---------------------
                                                                                        142,750
                                                                           ---------------------

     BUILDING/CONSTRUCTION (2.2%)
           Dal-Tile International, Inc. *                      4,765                     67,603
                                                                           ---------------------

     COMMERCIAL SERVICES (10.4%)
           F.Y.I., Inc.*                                       2,750                    101,406
           Iron Mountain, Inc. *                               2,355                     87,429
           On Assignment, Inc.*                                4,460                    127,110
                                                                           ---------------------
                                                                                        315,945
                                                                           ---------------------

     COMPUTERS (10.1%)
           eXcelon Corp.*                                     18,920                     28,380
           Kronos, Inc. *                                      2,277                     70,445
           New Era of Networks, Inc. *                         9,000                     52,875
           SAGA SYSTEMS, Inc. *                                5,410                     61,877
           Wind River Systems, Inc.*                           2,787                     95,106
                                                                           ---------------------
                                                                                        308,683
                                                                           ---------------------

     DATA PROCESSING (6.3%)
           FactSet Research Systems, Inc.                      3,390                    125,667
           Network Appliance, Inc.*                            1,025                     65,840
                                                                           ---------------------
                                                                                        191,507
                                                                           ---------------------

     ELECTRICAL EQUIPMENT (1.8%)
           WESCO International, Inc.*                          7,562                     54,825
                                                                           ---------------------

     ELECTRONICS (10.1%)
           Amkor Technology, Inc.*                             2,400                     37,238
           Littelfuse, Inc. *                                  2,375                     67,984
           Mentor Graphics Corp. *                             4,580                    125,664
           Microsemi Corp. *                                   2,740                     76,206
           Vicor Corp. *                                          60                      1,823
                                                                           ---------------------
                                                                                        308,915
                                                                           ---------------------


        The accompanying notes are an integral part of the financial statements.



     FINANCIAL SERVICES (6.8%)
           DVI, Inc.*                                          3,620       $             61,766
           Financial Federal Corp. *                           1,902                     45,410
           The BISYS Group, Inc.*                              1,900                     99,038
                                                                           ---------------------
                                                                                        206,214
                                                                           ---------------------

     HEALTH SERVICES/HEALTHCARE (6.2%)
           Healthcare Services Group, Inc.                     2,825                     18,009
           MedQuist Inc.*                                      3,533                     56,528
           Sunrise Assisted Living, Inc. *                     4,590                    114,750
                                                                           ---------------------
                                                                                        189,287
                                                                           ---------------------

     HOME FURNISHINGS (3.7%)
           Applica, Inc.                                       9,020                     43,973
           Cost Plus, Inc. *                                   2,300                     67,563
                                                                           ---------------------
                                                                                        111,536
                                                                           ---------------------

     MEDICAL EQUIPMENT & SUPPLIES (3.0%)
           ResMed, Inc.*                                       2,300                     91,713
                                                                           ---------------------

     OIL & GAS EXPLORATION (12.0%)
           Cross Timbers Oil Co.                               4,350                    120,713
           Newpark Resources, Inc. *                           7,890                     75,448
           Range Resources Corp. *                            10,810                     74,319
           Rio Alto Exploration Ltd. *                         4,300                     93,328
                                                                           ---------------------
                                                                                        363,808
                                                                           ---------------------

     SERVICES/ADVERTISING (2.1%)
           Getty Images, Inc.*                                 2,000                     64,000
                                                                           ---------------------

     TECHNOLOGY (4.8%)
           Artesyn Technologies, Inc. *                        5,400                     85,725
           AstroPower, Inc. *                                  1,900                     59,613
                                                                           ---------------------
                                                                                        145,338
                                                                           ---------------------


        The accompanying notes are an integral part of the financial statements.



     TELECOMMUNICATIONS (2.7%)
           EchoStar Communications Corp.*                      2,400       $             54,600
           Primus Telecommunications Group, Inc. *            12,523                     28,959
                                                                           ---------------------
                                                                                         83,559
                                                                           ---------------------

           TOTAL COMMON STOCKS (COST $2,346,282)                                      2,683,350
                                                                           ---------------------

MONEY MARKET FUND (13.0%)
           Bank of New York Cash Reserve             $       395,665                    395,665
                                                                           ---------------------

           TOTAL MONEY MARKET FUND (COST $395,665)                                      395,665
                                                                           ---------------------


TOTAL INVESTMENTS (COST $2,741,947) (+) -- 101.1%                                     3,079,015
LIABILITIES IN EXCESS OF OTHER ASSETS (1.1%)                                            (33,537)
                                                                           ---------------------
TOTAL NET ASSETS -- 100.0%                                                 $          3,045,478
                                                                           =====================

           -------------------------------------------------------


+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                  Unrealized appreciation            $       788,860
                  Unrealized depreciation                   (451,792)
                                                     ----------------
                  Net unrealized appreciation        $       337,068
                                                     ================

* Denotes non-income producing security for the year ended December 31, 2000.




        The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF-TOTAL RETURN FUND
--------------------------------------------------------------------------------


The OFFIT VIF-Total Return Fund had a return of 8.21% for calendar year 2000. This compares with a return of 11.63% for the Lehman Brothers Aggregate Bond Index in the same time period. As of December 31, 2000, the Fund's net asset value was $10.01 and the 30-day SEC yield was 8.28%. The average maturity of the Fund was 5.93 years and the effective duration was 4.2 years. The broad asset allocation was 33% Treasuries, 28% Mortgage Pass-Throughs, 9% Agencies, 4% Investment Grade Corporates, 18% High Yield and 3% Emerging Markets debt.

During the past year, the Fund's duration was generally longer than the benchmark as we anticipated lower yields and a slower economy--a result of tightening monetary policy and an inverted yield curve. The slowdown in growth and concurrent stock market weakness revealed the overextension in business investment and household consumption that was built upon equity assets. In this environment, non-Treasury debt, specifically high yield, suffered in a relative return basis to Treasuries.

The fixed income markets responded by sending 10-year Treasury yields below 5%. The sharp equity market decline reflected a pace of economic deceleration that became worrisome to the point that the Federal Reserve stepped in to stabilize the capital markets with an unexpected 50 basis point cut in the funds rate.

Now that the Fed has eased, the yield curve is turning positive and the equity markets have stabilized. With bond yields at cyclical lows, the interest rate outlook becomes more problematic. It is even more so with tax cuts on the horizon.

The recent turn in policy, however, now benefits the high yield and emerging markets. High yield is aided because the positive curve signals that profitability is being restored to bank lending. As such, there is the anticipation that credit facilities to non-investment grade firms will, in turn, be restored. This results in a narrowing of the yield spread between the high yield market and Treasuries. The beginning of this move has, in fact, already begun. In the emerging markets, signs that policy is aggressively moving to stabilize the U.S. economy means that their key export market will be sustained along with the flow of foreign reserves necessary to support outstanding obligations.

While it will take time to work off the financial excesses built up from the 10-year bull market in equities, the prospect of further sharp declines in interest rates appears limited. Considering this prospect and the likelihood for fiscal stimulus, the Fund will move towards a more neutral stance in duration, with a greater emphasis on non-Treasury debt.


Steven Blitz                                                      Isaac Frankel
January 19, 2001

The following graph represents the total return based on a $10,000 investment made in the OFFIT VIF-Total Return Fund at the trading commencement date of June 30, 1998 and held through December 31, 2000 as well as the performance of the Lehman Brothers Aggregate Bond Index over the same period. Past performance is not predictive of future performance.


                                   [KEY] OFFIT VIF-Total Return Fund
                                   [KEY] Lehman Brothers Aggregate Bond Index




                       [GRAPH OF VIF-TOTAL RETURN FUND]





------------------------------------------------------------------------------
                                                          Since Inception
          Total Return                  One Year          (June 30, 1998)
          ------------                  --------          ---------------
OFFIT VIF-Total Return Fund*              8.21%                2.99%
Lehman Brothers Aggregate Bond Index     11.63%                6.03%
------------------------------------------------------------------------------

*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                  MARKET
                                                                                       AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (3.8%)
     FINANCIAL SERVICES (1.8%)
           CIT Group Inc, 7.625%, 08/16/05                                           $     35,000       $              35,607
                                                                                                        ----------------------

     TELECOMMUNICATIONS (2.0%)
           Verizon Communications, 6.36%, 04/15/06                                         40,000                      39,576
                                                                                                        ----------------------
           TOTAL CORPORATE BONDS (COST $73,257)                                                                        75,183
                                                                                                        ----------------------

FEDERAL HOME LOAN BANK (9.2%)
           Federal Home Loan Bank, 4.75%, 01/02/01                                        180,000                     179,976
                                                                                                        ----------------------
           TOTAL FEDERAL HOME LOAN BANK (COST $179,976)                                                               179,976
                                                                                                        ----------------------


FEDERAL HOME LOAN MORTGAGE CORPORATION (9.0%)
           Federal Home Loan Mortgage Corp., 6.625%, 09/15/09                             170,000                     176,719
                                                                                                        ----------------------
           TOTAL FEDERAL HOME LOAN CORPORATION (COST $ 163,105)                                                       176,719
                                                                                                        ----------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.2%)
           Federal National Mortgage Assoc., 5.75%, 04/15/03                              160,000                     160,553
           Federal National Mortgage Assoc., 6.375%, 06/15/09                              95,000                      97,284
                                                                                                        ----------------------
           TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $247,767)                                                257,837
                                                                                                        ----------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (5.5%)
           Government National Mortgage Assoc., 6.50%, 04/15/29                            60,786                      60,140
           Government National Mortgage Assoc., 8.00%, 01/15/30                            46,153                      47,293
                                                                                                        ----------------------
           TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $104,005)                                             107,433
                                                                                                        ----------------------

MUTUAL FUNDS (20.6%)
           OFFIT VIF-High Yield Fund                                                       41,354 (1)                 349,027
           OFFIT VIF-Emerging Markets Bond Fund                                             6,414 (1)                  52,720
                                                                                                        ----------------------
           TOTAL MUTUAL FUNDS (COST $475,839)                                                                         401,747
                                                                                                        ----------------------

U.S. TREASURY NOTES (33.4%)
           Notes, 5.375%, 02/15/01                                                         30,000                      29,982
           Notes, 5.50%, 05/15/09                                                         170,000                     173,544
           Notes, 5.625%, 05/15/08                                                        270,000                     277,336
           Notes, 7.25%, 05/15/16                                                         145,000                     170,702
                                                                                                        ----------------------
           TOTAL U.S. TREASURY NOTES (COST $597,572)                                                                  651,564
                                                                                                        ----------------------


        The accompanying notes are an integral part of the financial statements.



MONEY MARKET FUND (2.8%)
           Bank of New York Cash Reserve                                             $     54,122       $              54,122
                                                                                                        ----------------------
           TOTAL MONEY MARKET FUND (COST $54,122)                                                                      54,122
                                                                                                        ----------------------


TOTAL INVESTMENTS (COST $1,895,643) (+) -- 97.5%                                                                    1,904,581
OTHER ASSETS IN EXCESS OF LIABILITIES 2.5%                                                                             48,647
                                                                                                        ----------------------
TOTAL NET ASSETS -- 100.0%                                                                              $           1,953,228
                                                                                                        ======================

           -------------------------------------------------------


+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                                   Unrealized appreciation                           $     83,030
                                   Unrealized depreciation                               (74,092)
                                                                                     -------------
                                   Net unrealized appreciation                       $      8,938
                                                                                     =============

(1)      Represents an investment in an affiliate.


        The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                       VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The total return of the VIF-U.S. Government Securities Fund was 12.02% for calendar year 2000. This compares with a return of 10.37% for the Merrill Lynch 1-10 year U.S. Treasury/Agency Index for the same period. As of December 31, 2000, the Fund's net asset value was $10.92 and the 30-day SEC yield was 5.12%. The average maturity of the Fund was 5.95 years with a 4.64 year effective duration.

During the past year, the Fund's duration was generally longer than the benchmark as we anticipated lower yields and a slower economy--a result of tightening monetary policy and an inverted yield curve. The slowdown in growth and concurrent stock market weakness revealed the overextension in business investment and household consumption that was built upon equity assets.

The fixed income markets responded by eventually sending 10-year Treasury yields below 5%. The sharp equity market decline reflected a pace of economic deceleration that became worrisome to the point that the Federal Reserve stepped in to stabilize the capital markets with an unexpected 50 basis point cut in the funds rate.

Now that the Fed has eased, the yield curve is turning positive and the equity markets have stabilized. With bond yields at cyclical lows, the interest rate outlook becomes more problematic. It is even more so with tax cuts on the horizon.

While it will take time to work off the financial excesses built up from the 10-year bull market in equities, the prospect for further sharp declines in interest rates appears limited. Considering this prospect and the likelihood for fiscal stimulus, the Fund will move towards a more neutral stance in duration, with a greater emphasis on higher yielding U.S. Government Agency debentures.




Steven Blitz                                                       Isaac Frankel
January 19, 2001

                                OFFIT
                   VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The following graph represents the total return based on a $10,000 investment made in the VIF-OFFIT U.S. Government Securities Fund at the trading commencement date of August 24, 1998 through September 25, 1998 and for the period from April 1, 1999 (recommencement of operations) and held through December 31, 2000 as well as the performance of the Merrill Lynch 1-10 Year U.S. Treasury/Agency Index and Merrill Lynch 5 Year U.S. Treasury Index over the same period. Past performance is not predictive of future performance.


[KEY]OFFIT VIF-U.S. Government Securities Fund
[KEY]Merrill Lynch 1-10 Year U.S. Treasury/Agency
[KEY]Merrill Lynch 5 Year U.S. Treasury Index



[Graph representing the total return based on a $10,000 investment made in the VIF-OFFIT U.S. Government Securities Fund]



                --------------------------------------------------------------- ------------------------ -----------------------
                                                                                                            Since Inception
                                 Total Return                                          One Year            (August 24, 1998)
                                -------------                                          --------            -----------------
                OFFIT VIF-U.S. Government Securities Fund*                              12.02%                   7.42%

                Merrill Lynch 5 Year U.S. Treasury Index                                11.88%                   8.16%

                Merrill Lynch 1-10 Year U.S. Treasury/Agency Index                      10.37%                   8.45%
                --------------------------------------------------------------- ------------------------ -----------------------

*Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Indices shown for comparative purposes only, and are not available for investment.

                                OFFIT
                   VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                              SHARES OR
                                                                                              PRINCIPAL                MARKET
                                                                                                 AMOUNT                 VALUE
     -------------------------------------------------------------------------------------------------------------------------
     CORPORATE BONDS (5.9%)
          BANKING (5.9%)
                Asian Development Bank, 7.50%, 05/31/05                                $      1,000,000      $      1,059,733
                International Banking Reconstruction and Developing, 5.625%, 03/17/03         1,100,000             1,100,795
                                                                                                              ----------------
                TOTAL CORPORATE BONDS (COST $2,091,298)                                                             2,160,528
                                                                                                              ----------------

     FEDERAL HOME LOAN BANK (4.3%)
                Federal Home Loan Bank, 7.25%, 05/13/05                                       1,500,000             1,586,301
                                                                                                              ----------------
                TOTAL FEDERAL HOME LOAN BANK (COST $1,505,801)                                                      1,586,301
                                                                                                              ----------------

     FEDERAL HOME LOAN MORTGAGE CORPORATION (15.7%)
                Federal Home Loan Mortgage Corp., 5.75%, 04/15/08                             1,660,000             1,644,080
                Federal Home Loan Mortgage Corp., 5.75%, 03/15/09                             4,165,000             4,088,081
                                                                                                              ----------------
                TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $5,360,111)                                      5,732,161
                                                                                                              ----------------

     FEDERAL NATIONAL MORTGAGE ASSOCIATION (10.8%)
                Federal National Mortgage Association, 5.75%, 04/15/03                        3,920,000             3,933,536
                                                                                                              ----------------
                TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $3,867,048)                                       3,933,536
                                                                                                              ----------------

     U.S. TREASURY NOTES (42.0%)
                Notes, 5.625%, 02/15/06                                                       2,025,000             2,072,547
                Notes, 5.625%, 05/15/08                                                         440,000               451,955
                Notes, 6.00%, 08/15/09                                                          425,000               448,582
                Notes, 6.50%, 02/15/10                                                        4,545,000             4,974,280
                Notes, 6.75%, 05/15/05                                                        5,750,000             6,120,317
                Notes, 7.25%, 05/15/16                                                        1,055,000             1,242,001
                                                                                                              ----------------
                TOTAL U.S. TREASURY NOTES (COST $14,895,022)                                                       15,309,682
                                                                                                              ----------------

     COMMERCIAL PAPER (3.3%)
                Consolidated Edison Inc., 6.55%, 01/02/01                                     1,200,000             1,199,782
                                                                                                              ----------------
                TOTAL COMMERCIAL PAPER (COST $1,199,782)                                                            1,199,782
                                                                                                              ----------------

     MONEY MARKET FUND (0.2%)
                Bank of New York Cash Reserve                                                    70,308                70,308
                                                                                                              ----------------
                TOTAL MONEY MARKET FUND (COST $70,308)                                                                 70,308
                                                                                                              ----------------

   The accompanying notes are an integral part of the financial statements.

                                OFFIT
                   VIF-U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                   SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000

     -------------------------------------------------------------------------------------------------------------------------
     TOTAL INVESTMENTS (COST $28,989,370) (+) -- 82.2%                                                           $ 29,992,298
     OTHER ASSETS IN EXCESS OF LIABILITIES 17.8%                                                                    6,493,734
                                                                                                              ----------------
     TOTAL NET ASSETS -- 100.0%                                                                                  $ 36,486,032
                                                                                                              ================

               -----------------------------------------------------------------


     (+) At December 31, 2000, the cost for Federal income tax purposes was $28,997,672. Net unrealized appreciation was $994,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $994,626.

   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
-------------------------------------------------------------------------------

                                                                               VIF                    VIF                 DJG
                                                                               HIGH             EMERGING MARKETS         VALUE
                                                                             YIELD FUND             BOND FUND         EQUITY FUND
                                                                       --------------------  ------------------  -----------------
ASSETS:
Investments, at market value (1).......................................       $ 31,522,858       $   6,776,039      $   5,532,760
Interest and dividends receivable......................................            733,516             185,172              6,917
Receivable for capital shares sold ....................................              3,557                   -                  -
Deferred organization expenses ........................................              3,379               9,062              2,243
Prepaid expenses and other assets .....................................              3,522               2,048                350
                                                                       --------------------  ------------------  -----------------
          Total Assets ................................................         32,266,832           6,972,321          5,542,270
                                                                       --------------------  ------------------  -----------------

LIABILITIES:
Payable for investment securities purchased............................                  -                   -             40,613
Investment advisory fees payable.......................................             18,663               3,145              3,369
Professional fees payable .............................................             69,899              14,175              9,132
Custody fees payable...................................................              2,704               1,514                176
Administration fees payable............................................              2,528                   -                  -
Transfer agent fees payable ...........................................              1,725               1,715              1,571
Fund accounting fees payable...........................................              1,250                   -                  -
Unrealized depreciation on open forward currency contracts (Note 2)....            102,504                   -                  -
Other payables and accrued expenses....................................              9,057               1,906              1,575
                                                                       --------------------  ------------------  -----------------
       Total Liabilities                                                           208,330              22,455             56,436
                                                                       --------------------  ------------------  -----------------
NET ASSETS.............................................................       $ 32,058,502       $   6,949,866      $   5,485,834
                                                                       ====================  ==================  =================

NET ASSETS CONSIST OF:
   Shares of capital stock, $0.001 par value per share.................       $      3,797       $         846      $         389
   Additional paid-in capital .........................................         41,400,342           8,416,496          4,867,599
   Accumulated undistributed net investment income.....................             95,071                   -             32,412
   Accumulated undistributed net realized gain (loss) on
        investments and foreign currency transactions..................         (2,380,542)         (1,299,202)            251,714
   Net unrealized appreciation (depreciation) of investments
        and foreign currency...........................................         (7,060,166)           (168,274)            333,720
                                                                       --------------------  ------------------  -----------------
NET ASSETS ............................................................       $ 32,058,502       $   6,949,866      $    5,485,834
                                                                       ====================  ==================  =================


SHARES OF CAPITAL STOCK OUTSTANDING....................................          3,796,639             845,631             389,216
                                                                       ====================  ==================  =================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)..............       $       8.44       $        8.22      $        14.09
                                                                       ====================  ==================  =================

(1) Investments at cost ...............................................       $ 38,484,593       $   6,944,313      $    5,199,040


   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                             VIF                       VIF            VIF - U.S.
                                                                          U.S. SMALL               TOTAL RETURN       GOVERNMENT
                                                                           CAP FUND                    FUND       SECURITIES FUND
                                                                       --------------------  ------------------  -----------------
ASSETS:
Investments, at market value (1).......................................        $ 3,079,015       $   1,904,581      $   29,992,298
Interest and dividends receivable......................................              2,296              20,896             407,103
Receivable from Adviser................................................              4,665               8,862                   -
Receivable for capital shares sold.....................................                  -                   -           6,142,225
Deferred organization expenses.........................................              2,242              28,130                   -
Prepaid expenses and other assets......................................                197                  96               1,799
                                                                       --------------------  ------------------  -----------------
     Total Assets......................................................          3,088,415           1,962,565          36,543,425
                                                                       --------------------  ------------------  -----------------

LIABILITIES:
Payable for investment securities purchased............................             29,333                   -                   -
Investment advisory fees payable.......................................                  -                   -               3,798
Advisory fees payable..................................................              1,544                   -                   -
Professional fees payable..............................................              7,438               5,079              44,529
Custody fees payable...................................................              1,642                   -               1,173
Transfer agent fees payable............................................              1,571               2,949               1,624
Administration fees payable............................................                  -                   -               2,446
Other payables and accrued expenses  ..................................              1,409               1,309               3,823
                                                                       --------------------  ------------------  -----------------
        Total Liabilities..............................................             42,937               9,337              57,393
                                                                       --------------------  ------------------  -----------------
NET ASSETS.............................................................        $ 3,045,478       $   1,953,228      $   36,486,032
                                                                       ====================  ==================  =================

NET ASSETS CONSIST OF:
   Shares of capital stock, $0.001 par value per share.................        $       188       $         195      $        3,341
   Additional paid-in capital..........................................          2,483,499           1,898,939          33,839,676
   Accumulated undistributed net investment income ....................                  -             109,675           1,615,536
   Accumulated undistributed net realized gain (loss) on
      investments and foreign currency transactions....................            224,723             (64,519)             24,551
   Net unrealized appreciation of investments
      and foreign currency.............................................            337,068               8,938           1,002,928
                                                                       --------------------  ------------------  -----------------
NET ASSETS.............................................................        $ 3,045,478       $   1,953,228      $   36,486,032
                                                                       ====================  ==================  =================


SHARES OF CAPITAL STOCK OUTSTANDING....................................            188,117             195,206           3,341,302
                                                                       ====================  ==================  =================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)..............        $     16.19       $       10.01      $        10.92
                                                                       ====================  ==================  =================

(1) Investments at cost................................................        $ 2,741,947       $   1,895,643      $   28,989,370

   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------

                                                                                      VIF           VIF            DJG
                                                                                     HIGH     EMERGING MARKETS    VALUE
                                                                                  YIELD FUND      BOND FUND     EQUITY FUND*
                                                                                --------------   -----------    -----------
INVESTMENT INCOME:
Interest ....................................................................     $ 4,065,531    $   947,195    $    42,289
Dividends ...................................................................            --             --           50,314
                                                                                  -----------    -----------    -----------
       Total investment income ..............................................       4,065,531        947,195         92,603
                                                                                  -----------    -----------    -----------

EXPENSES:
Advisory ....................................................................         354,612         67,441         39,053
Professional ................................................................          81,621         14,570          8,700
Administration ..............................................................          52,149          9,367          6,102
Transfer agent ..............................................................          18,000         18,000         18,000
Fund accounting .............................................................          15,000         15,000         15,000
Amortization of organization expenses .......................................          13,743         13,879          1,768
Custody .....................................................................          12,242          5,753            696
Trustees ....................................................................           9,888          1,535            896
Miscellaneous ...............................................................          44,707          6,573          4,622
                                                                                  -----------    -----------    -----------
       Total expenses before waivers/reimbursements .........................         601,962        152,118         94,837
       Less expenses waived/reimbursed ......................................        (122,680)       (41,924)       (34,646)
                                                                                  -----------    -----------    -----------
             Net expenses ...................................................         479,282        110,194         60,191
                                                                                  -----------    -----------    -----------
Net Investment Income .......................................................       3,586,249        837,001         32,412
                                                                                  -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investment transactions .....................      (2,196,943)       (62,688)       251,714
    Net realized gain on foreign currency transactions ......................         129,608           --             --
    Net change in unrealized appreciation\depreciation of investments .......      (1,734,969)       (92,033)        72,278
    Net change in unrealized appreciation\depreciation of foreign currency ..        (163,153)          --             --
                                                                                  -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS .....................      (3,965,457)      (154,721)       323,992
                                                                                  -----------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................     $  (379,208)   $   682,280    $   356,404
                                                                                  ===========    ===========    ===========

*Includes dividend income and unrealized appreciation of $900 and $10,879, respectively from an investment in Wachovia Corporation an affiliate.


   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------


                                                                                      VIF           VIF         VIF - U.S.
                                                                                  U.S. SMALL    TOTAL RETURN    GOVERNMENT
                                                                                   CAP FUND         FUND*     SECURITIES FUND
                                                                                  -----------    -----------    -----------
INVESTMENT INCOME:
Interest ...................................................................      $    17,840    $   123,475    $ 1,782,038
Dividends ..................................................................            4,654           --             --
                                                                                  -----------    -----------    -----------
     Total Investment Income ...............................................           22,494        123,475      1,782,038
                                                                                  -----------    -----------    -----------

EXPENSES:
Advisory ...................................................................           31,206         13,800         97,251
Professional ...............................................................            6,284          3,305         45,038
Administration .............................................................            3,901          2,156         34,732
Transfer agent .............................................................           18,000         18,000         18,000
Fund Accounting ............................................................           15,000         15,000         15,000
Amortization of organization expenses ......................................            1,768         11,317           --
Custody ....................................................................            5,478            172          4,621
Trustees ...................................................................              527            304          4,852
Miscellaneous ..............................................................            4,051          3,017         13,524
                                                                                  -----------    -----------    -----------
     Total expenses before waivers/reimbursements ..........................           86,215         67,071        233,018
     Less expenses waived/reimbursed .......................................          (40,005)       (53,271)       (66,516)
                                                                                  -----------    -----------    -----------
        Net expenses .......................................................           46,210         13,800        166,502
                                                                                  -----------    -----------    -----------
Net Investment Income (loss) ...............................................          (23,716)       109,675      1,615,536
                                                                                  -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investment transactions .....................          248,568        (37,315)       181,850
   Net realized loss on foreign currency transactions ......................             (137)          --             --
   Net change in unrealized appreciation\depreciation of investments .......         (192,427)        75,232      1,507,459
                                                                                  -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........................           56,004         37,917      1,689,309
                                                                                  -----------    -----------    -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................      $    32,288    $   147,592    $ 3,304,845
                                                                                  ===========    ===========    ===========

* Includes dividend income and unrealized depreciation of $40,309 and $74,092, respectively from an investment in OFFIT VIF - High Yield Fund and OFFIT VIF
   - Emerging Markets Bond Fund, affiliated Funds.


   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------

                                                                                        VIF - HIGH YIELD FUND
                                                                               ---------------------------------------
                                                                                 FOR THE YEAR          FOR THE YEAR
                                                                                    ENDED                ENDED
                                                                               DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                               -----------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment income.....................................................      $    3,586,249      $      3,851,446
 Net realized gain (loss) on investment and foreign currency transactions..          (2,067,335)              125,243
 Net change in unrealized appreciation\depreciation of investments and
  foreign currency.........................................................          (1,898,122)           (4,190,324)
                                                                               -----------------    ------------------
 Net decrease in net assets resulting from operations......................            (379,208)             (213,635)
                                                                               -----------------    ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income.....................................................          (3,586,249)           (3,851,446)
 Excess of net investment income...........................................            (328,725)              (26,460)
 Net realized gains........................................................                 -                (228,073)
                                                                               -----------------    ------------------
  Total dividends and distributions to shareholders........................          (3,914,974)           (4,105,979)
                                                                               -----------------    ------------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares issued...............................................           2,748,069             6,179,148
 Dividends reinvested......................................................           3,914,970             4,093,318
 Cost of shares redeemed...................................................         (18,510,506)           (2,106,815)
                                                                               -----------------    ------------------
  Net increase (decrease) in net assets from capital
   share transactions......................................................         (11,847,467)            8,165,651
                                                                               -----------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS....................................         (16,141,649)            3,846,037

NET ASSETS:
 Beginning of year.........................................................          48,200,151            44,354,114
                                                                               -----------------    ------------------

 End of year*..............................................................     $    32,058,502      $     48,200,151
                                                                               =================    ==================

*  (Including undistributed net investment income.)                             $        40,786      $        165,112


        The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   VIF - EMERGING MARKETS BOND FUND
                                                                                 -------------------------------------
                                                                                   FOR THE YEAR        FOR THE YEAR
                                                                                       ENDED               ENDED
                                                                                 DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                                 -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income......................................................    $       837,001     $       735,540
   Net realized gain (loss) on investment transactions........................            (62,688)            124,237
   Net change in unrealized appreciation\depreciation of investments and
   foreign currency...........................................................            (92,033)            554,180
                                                                                 -----------------   -----------------
   Net increase in net assets resulting from operations.......................            682,280           1,413,957
                                                                                 -----------------   -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income......................................................           (837,001)           (735,540)
   Excess of net investment income............................................             (9,780)                -
                                                                                 -----------------   -----------------
      Total dividends and distributions to shareholders.......................           (846,781)           (735,540)
                                                                                 -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued................................................            232,527             740,901
   Dividends reinvested.......................................................            826,358             733,292
   Cost of shares redeemed....................................................         (1,630,064)            (41,702)
                                                                                 -----------------   -----------------
      Net increase (decrease) in net assets from capital
         share transactions...................................................           (571,179)          1,432,491
                                                                                 -----------------   -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS.......................................           (735,680)          2,110,908

NET ASSETS:
   Beginning of year..........................................................          7,685,546           5,574,638
                                                                                 -----------------   -----------------

   End of year*...............................................................    $     6,949,866     $     7,685,546
                                                                                 =================   =================

*  (Including undistributed net investment income.)                               $              -    $         9,780


   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    DJG VALUE EQUITY FUND
                                                                            -------------------------------------
                                                                              FOR THE YEAR        FOR THE YEAR
                                                                                  ENDED              ENDED
                                                                            DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                            -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..............................................       $        32,412     $         8,831
   Net realized gain on investment transactions.......................               251,714             359,007
   Net change in unrealized appreciation\depreciation of investments..                72,278             163,169
                                                                            -----------------   -----------------
   Net increase in net assets resulting from operations...............               356,404             531,007
                                                                            -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..............................................               (10,701)             (5,649)
   Net realized gains.................................................              (359,007)           (110,871)
                                                                            -----------------   -----------------
      Total dividends and distributions to shareholders...............              (369,708)           (116,520)
                                                                            -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued........................................               837,657           1,682,025
   Dividends reinvested...............................................               369,708             116,520
   Cost of shares redeemed............................................               (59,791)            (25,846)
                                                                            -----------------   -----------------
      Net increase in net assets from capital
         share transactions...........................................             1,147,574           1,772,699
                                                                            -----------------   -----------------

TOTAL INCREASE IN NET ASSETS..........................................             1,134,270           2,187,186
NET ASSETS:
   Beginning of year .................................................             4,351,564           2,164,378
                                                                            -----------------   -----------------

   End of year*.......................................................        $    5,485,834     $     4,351,564
                                                                            =================   =================
*  (Including undistributed net investment income.)                           $       32,412              10,701


   The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                   VIF - U.S. SMALL CAP FUND
                                                                             -------------------------------------
                                                                               FOR THE YEAR        FOR THE YEAR
                                                                                   ENDED               ENDED
                                                                             DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                             -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net loss.. ............................................................      $     (23,716)     $      (16,580)
   Net realized gain on investment transactions...........................            248,431             217,733
   Net change in unrealized appreciation\depreciation of investments......           (192,427)            470,593
                                                                             -----------------   -----------------
   Net increase in net assets resulting from operations...................             32,288             671,746
                                                                             -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains.....................................................           (194,736)            (29,037)
                                                                             -----------------   -----------------
      Total dividends and distributions to shareholders...................           (194,736)            (29,037)
                                                                             -----------------   -----------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued............................................          1,124,930              48,966
   Dividends reinvested...................................................            194,736              29,037
   Cost of shares redeemed................................................            (37,449)            (12,848)
                                                                             -----------------   -----------------
      Net increase in net assets from capital share
         transactions.....................................................          1,282,217              65,155
                                                                             -----------------   -----------------

TOTAL INCREASE IN NET ASSETS..............................................          1,119,769             707,864

NET ASSETS:
   Beginning of year......................................................          1,925,709           1,217,845
                                                                             -----------------   -----------------

   End of year *..........................................................      $   3,045,478      $    1,925,709
                                                                             =================   =================

  * ( Including undistributed net investment income.)                           $           -      $            -



       The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                    VIF - TOTAL RETURN FUND
                                                                             -------------------------------------
                                                                               FOR THE YEAR        FOR THE YEAR
                                                                                   ENDED               ENDED
                                                                             DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                             -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................      $     109,675      $       58,598
   Net realized loss on investment transactions...........................            (37,315)            (27,204)
   Net change in unrealized appreciation\depreciation of
    investments...........................................................             75,232             (57,058)
                                                                             -----------------   -----------------
    Net increase (decrease) in net assets resulting from operations.......            147,592             (25,664)
                                                                             -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................................             (67,152)            (28,216)
   Net realized gains ...................................................                 -                (2,035)
                                                                             -----------------   -----------------
      Total dividends and distributions to shareholders..................             (67,152)            (30,251)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued............................................          1,129,646           1,253,500
   Dividends reinvested...................................................             67,152              30,251
   Cost of shares redeemed................................................           (141,594)         (1,411,140)
                                                                             -----------------   -----------------
      Net increase (decrease) in net assets from capital
         share transactions...............................................          1,055,204            (127,389)

                                                                             -----------------   -----------------

TOTAL INCREASE (DECREASE)  IN NET ASSETS..................................          1,135,644            (183,304)

NET ASSETS:
   Beginning of year......................................................            817,584           1,000,888
                                                                             -----------------   -----------------

   End of year *..........................................................        $ 1,953,228      $      817,584
                                                                             =================   =================

* (Including undistributed net investment income.)                                $   109,675      $       67,152



       The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                             VIF - U.S. GOVERNMENT SECURITIES FUND
                                                                             -------------------------------------
                                                                                                  FOR THE PERIOD
                                                                               FOR THE YEAR       APRIL 1, 1999**
                                                                                   ENDED              THROUGH
                                                                             DECEMBER 31, 2000   DECEMBER 31, 1999
                                                                             -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income.................................................         $ 1,615,536      $      596,687
   Net realized gain (loss) on investment transactions...................             181,850            (157,299)
   Net change in unrealized appreciation\depreciation of investments.....           1,507,459            (504,531)
                                                                             -----------------   -----------------
   Net increase (decrease) in net assets resulting from operations.......           3,304,845             (65,143)
                                                                             -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................................            (596,687)                -
                                                                             -----------------   -----------------
      Total dividends and distributions to shareholders..................            (596,687)                -

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued...........................................          18,486,580          17,553,952
   Dividends reinvested..................................................             596,687                 -
   Cost of shares redeemed...............................................          (2,637,684)           (156,518)
                                                                             -----------------   -----------------
      Net increase in net assets from capital
         share transactions..............................................          16,445,583          17,397,434
                                                                             -----------------   -----------------

TOTAL INCREASE IN NET ASSETS.............................................          19,153,741          17,332,291

NET ASSETS:
   Beginning of year.....................................................          17,332,291                 -
                                                                             -----------------   -----------------

   End of year*..........................................................         $36,486,032      $   17,332,291
                                                                             =================   =================

* (Including undistributed net investment income.)                                $ 1,615,536      $      596,687


** The OFFIT VIF-U.S. Government Securities Fund commenced operations on August 24, 1998. The last remaining shares outstanding were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999.

                                         THE OFFIT VARIABLE INSURANCE FUND, INC.
                                                  FINANCIAL HIGHLIGHTS
                                                  VIF- HIGH YIELD FUND

                                   FOR THE YEAR       FOR THE YEAR       FOR THE NINE        FOR THE          FOR THE PERIOD
                                      ENDED               ENDED          MONTHS ENDED       YEAR ENDED    APRIL 1, 1996* THROUGH
                                 DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998  MARCH 31, 1998      MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
PERIOD                            $          9.50    $         10.40    $      11.00       $      10.37    $           10.00 (d)
                                 -----------------  -----------------  -----------------  --------------  ----------------------

 Net investment income                       0.84               0.82            0.65               0.86                 0.78
 Net realized and unrealized
  gain (loss)                               (1.03)             (0.85)          (0.53)              0.63                 0.37
                                 -----------------  -----------------  -----------------  --------------  ----------------------
  Total income (loss) from
   investment operations                    (0.19)             (0.03)           0.12               1.49                 1.15
                                 -----------------  -----------------  -----------------  --------------  ----------------------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
 Net investment income                      (0.84)             (0.82)          (0.65)             (0.86)               (0.78)
 Excess of net investment income            (0.03)             (0.01)          (0.02)               -                    -
 Net realized gains                            -               (0.04)          (0.05)               -                    -
                                 -----------------  -----------------  -----------------  --------------  ----------------------
  Total dividends and
    distributions                           (0.87)             (0.87)          (0.72)             (0.86)               (0.78)
                                 -----------------  -----------------  -----------------  --------------  ----------------------

  Net change in net asset value
    per share                               (1.06)             (0.90)          (0.60)              0.63                 0.37
                                 -----------------  -----------------  -----------------  --------------  ----------------------

NET ASSET VALUE, END OF PERIOD    $          8.44    $          9.50    $      10.40       $      11.00    $           10.37
                                 =================  =================  =================  ==============  ======================

TOTAL RETURN (a)                           (2.11%)            (0.29%)          1.15% (b)         14.84%               11.90% (b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
 in thousands)                    $        32,059    $        48,200    $     44,354       $     31,675    $          25,114
Ratios to average net assets:
 Expenses**                                 1.15%              1.15%           1.15% (c)          1.15%                1.15% (c)
 Net investment income                      8.60%              8.24%           8.25% (c)          7.98%                7.45% (c)
PORTFOLIO TURNOVER RATE                       19%                19%             14%                32%                   4%



*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


        The accompanying notes are an integral part of the financial statements.

                                         THE OFFIT VARIABLE INSURANCE FUND, INC.
                                             FINANCIAL HIGHLIGHTS (CONTINUED)
                                             VIF- EMERGING MARKETS BOND FUND

                                   FOR THE YEAR       FOR THE YEAR       FOR THE NINE        FOR THE          FOR THE PERIOD
                                      ENDED               ENDED          MONTHS ENDED       YEAR ENDED    APRIL 1, 1996* THROUGH
                                 DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998  MARCH 31, 1998      MARCH 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $          8.46    $          7.60    $      10.55       $      10.30    $           10.00 (d)
                                 -----------------  -----------------  -----------------  --------------  ----------------------

 Net investment income                       0.94               0.94            0.66               0.86                 0.48
 Net realized and unrealized
  gain (loss)                               (0.23)              0.86           (2.79)              0.27                 0.34
                                 -----------------  -----------------  -----------------  --------------  ----------------------
  Total income (loss) from
   investment operations                     0.71               1.80           (2.13)              1.13                 0.82
                                 -----------------  -----------------  -----------------  --------------  ----------------------

LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
 Net investment income                      (0.94)             (0.94)          (0.66)             (0.86)               (0.48)
 Excess of net investment income            (0.01)               -             (0.07)             (0.02)                 -
 Net realized gains                           -                  -             (0.09)               -                  (0.04)
                                 -----------------  -----------------  -----------------  --------------  ----------------------
  Total dividends and
   distributions                            (0.95)             (0.94)          (0.82)             (0.88)               (0.52)
                                 -----------------  -----------------  -----------------  --------------  ----------------------

 Net change in net asset value
  per share                                 (0.24)              0.86           (2.95)              0.25                 0.30
                                 -----------------  -----------------  -----------------  --------------  ----------------------

NET ASSET VALUE, END OF PERIOD    $          8.22    $          8.46    $       7.60       $      10.55    $           10.30
                                 =================  =================  =================  ==============  ======================

TOTAL RETURN (a)                            8.71%             25.19%        (20.36%) (b)         11.26%                8.29% (b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period
  (in thousands)                  $         6,950    $         7,686    $      5,575       $      5,780    $           4,346
Ratios to average net assets:
 Expenses**                                 1.47%              1.50%           1.50% (c)          1.50%                1.50% (c)
 Net investment income                     11.17%             12.11%          10.38% (c)          8.27%                8.04% (c)
PORTFOLIO TURNOVER RATE                       72%                71%            100%                53%                  96%


*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


        The accompanying notes are an integral part of the financial statements.

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
                       FINANCIAL HIGHLIGHTS (CONTINUED)
                           DJG VALUE EQUITY FUND

                                                   FOR THE YEAR       FOR THE YEAR        FOR THE NINE         FOR THE PERIOD
                                                       ENDED              ENDED           MONTHS ENDED    APRIL 11, 1997* THROUGH
                                                 DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $         14.30    $         11.91    $       14.94      $            10.00 (d)
                                                 -----------------  -----------------  -----------------  -----------------------
 Net investment income                                       0.08               0.02             0.05                    0.02
 Net realized and unrealized gain (loss)                     0.73               2.76            (2.16)                   4.92
                                                 -----------------  -----------------  -----------------  -----------------------
  Total income (loss) from investment operations             0.81               2.78            (2.11)                   4.94
                                                 -----------------  -----------------  -----------------  -----------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                                    (0.03)              (0.02)           (0.03)                    -
  Net realized gains                                       (0.99)              (0.37)           (0.89)                    -
                                                 -----------------  -----------------  -----------------  -----------------------
   Total dividends and distributions                       (1.02)              (0.39)           (0.92)                    -
                                                 -----------------  -----------------  -----------------  -----------------------

   Net change in net asset value per share                 (0.21)               2.39            (3.03)                   4.94
                                                 -----------------  -----------------  -----------------  -----------------------

NET ASSET VALUE, END OF PERIOD                    $        14.09     $         14.30    $       11.91      $            14.94
                                                 =================  =================  =================  =======================

TOTAL RETURN (a)                                           5.81%              23.37%         (14.75%) (b)              49.40% (b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands)      $         5,486     $         4,352    $       2,164      $            2,018
Ratios to average net assets:
 Expenses**                                                1.23%               1.25%            1.25% (c)               1.25% (c)
 Net investment income                                     0.66%               0.28%            0.29% (c)               0.16% (c)
PORTFOLIO TURNOVER RATE                                      52%                 39%              21%                     33%


*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.


        The accompanying notes are an integral part of the financial statements.

            THE OFFIT VARIABLE INSURANCE FUND, INC.
               FINANCIAL HIGHLIGHTS (CONTINUED)
                   VIF - U.S. SMALL CAP FUND

                                                   FOR THE YEAR       FOR THE YEAR        FOR THE NINE         FOR THE PERIOD
                                                       ENDED              ENDED           MONTHS ENDED    APRIL 11, 1997* THROUGH
                                                 DECEMBER 31, 2000  DECEMBER 31, 1999  DECEMBER 31, 1998       MARCH 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD              $         17.20    $         11.34    $      14.14       $            10.00 (d)
                                                 -----------------  -----------------  -----------------  -----------------------

 Net investment loss                                          -                (0.15)          (0.08)                   (0.08)
 Net realized and unrealized gain (loss)                     0.10               6.27           (1.50)                    4.22
                                                 -----------------  -----------------  -----------------  -----------------------
  Total income (loss) from investment operations             0.10               6.12           (1.58)                    4.14
                                                 -----------------  -----------------  -----------------  -----------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net realized gains                                         (1.11)             (0.26)          (1.22)                     -
                                                 -----------------  -----------------  -----------------  -----------------------
  Total dividends and distributions                         (1.11)             (0.26)          (1.22)                     -
                                                 -----------------  -----------------  -----------------  -----------------------

  Net change in net asset value per share                   (1.01)              5.86           (2.80)                    4.14
                                                 -----------------  -----------------  -----------------  -----------------------

NET ASSET VALUE, END OF PERIOD                    $         16.19    $         17.20    $      11.34       $            14.14
                                                 =================  =================  =================  =======================

TOTAL RETURN (a)                                            0.66%             54.00%        (11.95%) (b)               41.40% (b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands)       $         3,045    $         1,926           1,218       $            1,394
Ratios to average net assets:
 Expenses**                                                 1.48%              1.50%           1.50% (c)                1.50% (c)
 Net investment loss                                       (0.76%)            (1.19%)        (0.92%) (c)              (0.74%) (c)
PORTFOLIO TURNOVER RATE                                       34%                31%             39%                      51%


*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


        The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            VIF - TOTAL RETURN FUND

                                                      FOR THE YEAR         FOR THE YEAR            FOR THE PERIOD
                                                          ENDED                ENDED           JUNE 30, 1998* THROUGH
                                                    DECEMBER 31, 2000    DECEMBER 31, 1999        DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                 $          9.58      $         10.17       $           10.00 (d)
                                                    -----------------    -----------------     ----------------------

 Net investment income                                          0.13                 0.74                    0.25
 Net realized and unrealized gain (loss)                        0.65                (0.97)                  (0.08)
                                                    -----------------    -----------------     ----------------------
  Total income (loss) from investment operations                0.78                (0.23)                   0.17
                                                    -----------------    -----------------     ----------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                          0.35)               (0.34)                    -
 Net realized gains                                              -                  (0.02)                    -
                                                    -----------------    -----------------     ----------------------
  Total dividends and distributions                            (0.35)               (0.36)                    -
                                                    -----------------    -----------------     ----------------------

  Net change in net asset value per share                       0.43                (0.59)                   0.17
                                                    -----------------    -----------------     ----------------------

NET ASSET VALUE, END OF PERIOD                       $         10.01      $          9.58       $           10.17
                                                    =================    =================     ======================

TOTAL RETURN (a)                                               8.21%               (2.18%)                  1.70% (b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands)          $         1,953      $           818       $           1,001
Ratios to average net assets:
 Expenses**                                                    0.79%                0.80%                   0.80% (c)
 Net investment income                                         6.26%                5.48%                   5.35% (c)
PORTFOLIO TURNOVER RATE                                          75%                  81%                     58%


*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d)  Initial offering price.


        The accompanying notes are an integral part of the financial statements.

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                     VIF - U.S. GOVERNMENT SECURITIES FUND

                                                                               FOR THE PERIOD              FOR THE PERIOD
                                                      FOR THE YEAR ENDED   APRIL 1, 1999 THROUGH      AUGUST 24, 1998* THROUGH
                                                      DECEMBER 31, 2000     DECEMBER 31, 1999**          SEPTEMBER 25, 1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                   $           9.94     $          10.00          $              10.00 (d)
                                                      ------------------   ---------------------     -------------------------

 Net investment income                                             0.36                 0.34                           -
 Net realized and unrealized gain (loss)                           0.84                (0.40)                         0.23
                                                      ------------------   ---------------------     -------------------------
  Total income (loss) from investment operations                   1.20                (0.06)                         0.23
                                                      ------------------   ---------------------     -------------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                            (0.22)                 -                             -
                                                      ------------------   ---------------------     -------------------------
  Total dividends and distributions                               (0.22)                 -                             -
                                                      ------------------   ---------------------     -------------------------

  Net change in net asset value per share                          0.98                (0.06)                         0.23
                                                      ------------------   ---------------------     -------------------------

NET ASSET VALUE, END OF PERIOD                         $          10.92     $           9.94          $              10.23
                                                      ==================   =====================     =========================

TOTAL RETURN (a)                                                 12.02%              (0.60%) (b)                     2.30% (b)

RATIOS/SUPPLEMENTAL DATA:
 Net assets at end of period (in thousands)            $         36,486     $         17,332          $                -
Ratios to average net assets:
 Expenses***                                                      0.60%                0.60% (c)                     0.60% (c)
 Net investment income                                            5.81%                5.08% (c)                     4.04% (c)
PORTFOLIO TURNOVER RATE                                            538%                 130%                          107%


*   Commencement of operations.
** The OFFIT VIF - U.S. Government Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


        The accompanying notes are an integral part of the financial statements.

                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- ORGANIZATION

The OFFIT Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of nine separately managed funds, of which six, OFFIT VIF-High Yield Fund (VIF-High Yield Fund), OFFIT VIF-Emerging Markets Bond Fund (VIF-Emerging Markets Bond
Fund), DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap
Fund), OFFIT VIF-Total Return Fund (VIF-Total Return Fund) and OFFIT VIF-U.S. Government Securities Fund (VIF-U.S. Government Securities Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:


         VIF-High Yield Fund                         April 1, 1996
         VIF-Emerging Markets Bond Fund              August 28, 1996
         DJG Value Equity Fund                       April 11, 1997
         VIF-U.S. Small Cap Fund                     April 11, 1997
         VIF-Total Return Fund                       June 30, 1998
         VIF-U.S. Government Securities Fund         August 24, 1998


The VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, VIF-Total Return Fund and VIF-U.S. Government Securities Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high-risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Bond Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation. The VIF-Total Return Fund invests primarily in a portfolio of fixed income securities of varying maturities. The VIF-U.S. Government Securities Fund objective is to seek current income consistent with preservation of capital.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets Bond, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Funds' investment adviser. David J. Greene and Company serves as the DJG Value Equity Fund's investment adviser. Rockefeller & Company, Inc. serves as the sub-adviser for the VIF-U.S. Small Cap Fund. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Financial Services Group, provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PORTFOLIO VALUATIONS (CONTINUED)

approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of Funds which commenced operations prior to July 1, 1998 have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations. For Funds commencing operations after July 1, 1998, organizational costs are expensed as they occur.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatment for income transactions and losses deferred due to wash sales. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

Capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital and currency losses as follows:


                                                     Capital Loss            Currency Loss
                                                       Deferred                Deferred
                                                   ------------------    ----------------------
VIF-High Yield Fund                                $        86              $115,832
VIF Emerging Markets Bond Fund                          58,606                     -
DJG Value Equity Fund                                   76,877                     -
VIF-U.S. Small Cap Fund                                 51,111                     -
VIF-Total Return Fund                                      477                     -


For federal income tax purposes, the following Funds have capital loss carry-forwards:


DATE OF EXPIRATION:                                     VIF-Emerging
-------------------                VIF-High             Markets Bond                VIF-Total
                                  Yield Fund               Fund                   Return Fund
                            ---------------------    ---------------------     ----------------------
2006.....................           $    -               $ 1,212,169                 $      -
2007.....................           46,350                         -                   26,641
2008.....................        2,334,106                    41,642                   37,401
                              -----------------        ------------------        -----------------
Total.....................      $2,380,456               $ 1,253,811                 $ 64,042
                              =================        ==================        =================


Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS:
The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at no less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings and transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk, which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at December 31, 2000 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At December 31, 2000, there were no outstanding forward currency contracts for the VIF-Emerging Markets Bond, DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds. The table below indicates the VIF-High Yield Fund's outstanding forward currency contract positions at December 31, 2000.

                                                                         VALUE ON            VALUE AT
                                   CONTRACT           MATURITY         ORIGINATION         DECEMBER 31,          UNREALIZED
                CURRENCY            AMOUNTS             DATE               DATE                2000             DEPRECIATION
             ---------------    ----------------    -------------    -----------------    ----------------   -------------------
   Sell           FRF            (12,440,000)         02/15/01         $(1,681,804)        $(1,784,308)          $(102,504)
                                                                                                             -------------------

Net unrealized depreciation on forward positions..........................................................       $(102,504)
                                                                                                             ===================

Currency Abbreviation:
FRF - French Franc

Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of:

                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Bond Fund and 0.80% of average daily net assets in excess of $200 million; 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund; 0.80% of average daily net assets for the VIF-Total Return Fund; 0.35% of average daily net assets for the VIF-U.S. Government Securities Fund. Rockefeller & Company, Inc. serves as sub-adviser for the VIF-U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund. The table below indicates the amount of advisory fee waived for the year ended December 31, 2000:

---------------------------------------------- -----------
VIF-High Yield Fund                               $102,139
---------------------------------------------- -----------
VIF-Emerging Markets Bond Fund                       9,439
---------------------------------------------- -----------
DJG Value Equity Fund                                4,798
---------------------------------------------- -----------
VIF-U.S. Small Cap Fund                             12,345
---------------------------------------------- -----------
VIF-Total Return Fund                               13,800
---------------------------------------------- -----------
VIF-U.S. Government Securities Fund                 34,111
---------------------------------------------- -----------


PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Fund's first $300 million in average daily net assets; 0.11% of each Fund's next $300 million in average daily net assets; 0.08% of each Fund's next $300 million in average daily net assets; 0.05% of each Fund's next $300 million in average daily net assets; and 0.0275% of each Fund's average daily net assets in excess of $1.2 billion. PFPC waived all of its fee for Fund's with less than $20 million in average daily net assets. The table below indicates the amount of administration fee waived for the year ended December 31, 2000:

---------------------------------------------- -----------
VIF-High Yield Fund                                $12,516
---------------------------------------------- -----------
VIF-Emerging Markets Bond Fund                       9,367
---------------------------------------------- -----------
DJG Value Equity Fund                                6,102
---------------------------------------------- -----------
VIF-U.S. Small Cap Fund                              3,901
---------------------------------------------- -----------
VIF-Total Return Fund                                2,156
---------------------------------------------- -----------
VIF-U.S. Government Securities Fund                  8,930
---------------------------------------------- -----------


PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. PFPC waived all of its fee for Portfolios with less than $30 million in average daily net assets. The table below indicates the amount of administration fee waived for the year December 31, 2000:

---------------------------------------------- -----------
VIF-Emerging Markets Bond Fund                     $15,000
---------------------------------------------- -----------
DJG Value Equity Fund                               15,000
---------------------------------------------- -----------
VIF-U.S. Small Cap Fund                             15,000
---------------------------------------------- -----------
VIF-Total Return Fund                               15,000
---------------------------------------------- -----------
VIF-U.S. Government Securities Fund                 15,000
---------------------------------------------- -----------


                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees. The table below indicates the amount of administration fee waived for the year ended December 31, 2000:

---------------------------------------------- -----------
VIF-High Yield Fund                                 $8,025
---------------------------------------------- -----------
VIF-Emerging Markets Bond Fund                       8,118
---------------------------------------------- -----------
DJG Value Equity Fund                                8,746
---------------------------------------------- -----------
VIF-U.S. Small Cap Fund                              8,759
---------------------------------------------- -----------
VIF-Total Return Fund                                7,193
---------------------------------------------- -----------
VIF-U.S. Government Securities Fund                  8,475
---------------------------------------------- -----------


The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expenses for the Funds to 1.15%, 1.50%, 1.25%, 1.50%, 0.80% and 0.60% of average daily net assets for the VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, VIF-U.S. Small Cap Fund, VIF-Total Return and VIF U.S. Government Securities Fund, respectively. In order to maintain these expense limitations, for the year ended December 31, 2000, the Adviser has waived all or a portion of their advisory fee and have also agreed to reimburse the VIF-Total Return Fund, for expenses in the amount of $15,122.

NOTE 4 -- SECURITIES TRANSACTIONS

For the period ended December 31, 2000, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                                            Common Stocks
                                          and Corporate Bonds               U.S. Government Obligations
                                          -------------------               ---------------------------
                                        Purchases           Sales           Purchases          Sales
                                        ---------           -----           ----------         -----
VIF-High Yield Fund                     $7,390,620       $16,010,759      $          -      $          -
VIF-Emerging Markets Bond Fund           5,072,091         5,180,777                 -                 -
DJG Value Equity Fund                    2,877,499         2,093,815                 -                 -
VIF-U.S. Small Cap Fund                  2,019,138           923,789                 -                 -
VIF-Total Return Fund                      174,029           188,136         1,087,433           934,321
VIF-U.S. Government Securities Fund      1,731,246         1,722,039       146,087,433       136,054,830


                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the periods ended December 31, 2000 and 1999, respectively, were as follows:

                                                                       VIF-HIGH YIELD FUND
                                         ---------------------------------------------------------------------------------
                                                       YEAR ENDED                                 YEAR ENDED
                                                   DECEMBER 31, 2000                          DECEMBER 31, 1999
                                         ---------------------------------------     -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                        -----------------     ------------------     ---------------      ----------------
Shares issued...................                299,928              $2,748,069             608,313            $6,179,148
Shares reinvested ..............                435,234               3,914,970             412,444             4,093.318
Shares redeemed.................             (2,014,692)            (18,510,506)           (208,809)           (2,106,815)
                                        ----------------      ------------------     ---------------      ----------------

Net increase (decrease)......                (1,279,530)           $(11,847,467)            811,948            $8,165,651
                                        ================      ==================     ===============      ================


                                                                  VIF-EMERGING MARKETS BOND FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2000                          DECEMBER 31, 1999
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ----------------     -----------------      ---------------      ----------------
Shares issued....................                 27,908              $232,527               88,509              $740,901
Shares reinvested ...............                 97,709               826,358               91,978               733,292
Shares redeemed..................               (188,161)           (1,630,064)              (5,477)              (41,702)
                                         ----------------     -----------------      ---------------      ----------------

Net increase (decrease)..........                (62,544)            $(571,179)             175,010            $1,432,491
                                         ================     =================      ===============      ================



                                                                      DJG VALUE EQUITY FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2000                          DECEMBER 31, 1999
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT

                                         ----------------     -----------------      ---------------      ----------------
Shares issued....................                 62,853              $837,657              116,368            $1,682,025
Shares reinvested ...............                 26,522               369,708                8,148               116,520
Shares redeemed..................                 (4,444)              (59,791)              (1,949)              (25,846)
                                         ----------------     -----------------      ---------------      ----------------

Net increase.....................                 84,931            $1,147,574              122,567            $1,772,699
                                         ================     =================      ===============      ================



                                                                    VIF - U.S. SMALL CAP FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2000                          DECEMBER 31, 1999
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ----------------     -----------------      ---------------      ----------------
Shares issued....................                 65,959            $1,124,930                3,857               $48,966
Shares reinvested ...............                 12,209               194,736                1,688                29,037
Shares redeemed..................                 (1,987)              (37,449)              (1,017)              (12,848)
                                         ----------------     -----------------      ---------------      ----------------

Net increase.....................                 76,181            $1,282,217                4,528               $65,155
                                         ================     =================      ===============      ================


                      THE OFFIT VARIABLE INSURANCE FUND, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 5 -- CAPITAL SHARE TRANSACTIONS (CONTINUED)



                                                                      VIF-TOTAL RETURN FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                  YEAR ENDED
                                                   DECEMBER 31, 2000                          DECEMBER 31, 1999
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ----------------     -----------------      ---------------      ----------------
Shares issued...................                 117,415            $1,129,646              125,104            $1,253,500
Shares reinvested...............                   6,715                67,152                3,164                30,251
Shares redeemed.................                 (14,299)             (141,594)            (141,275)           (1,411,140)
                                         ----------------     -----------------      ---------------      ----------------
Net increase (decrease).........                 109,831            $1,055,204             (13,007)            $(127,389)
                                         ================     =================      ===============      ================


                                                               VIF-U.S. GOVERNMENT SECURITIES FUND
                                         ---------------------------------------------------------------------------------
                                                      YEAR ENDED                                 PERIOD ENDED
                                                   DECEMBER 31, 2000                          DECEMBER 31, 1999
                                         --------------------------------------      -------------------------------------
                                             SHARES                AMOUNT                SHARES               AMOUNT
                                         ----------------     -----------------      ---------------      ----------------
Shares issued..................                1,791,887           $18,486,580            1,758,987           $17,553,952
Shares reinvested..............                   54,641               596,687                    -                     -
Shares redeemed................                 (248,456)           (2,637,684)             (15,757)             (156,518)
                                         ----------------     -----------------      ---------------      ----------------

Net increase...................                1,598,072           $16,445,583            1,743,230           $17,397,434
                                         ================     =================      ===============      ================



NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
-------------------------------------------------------------------------------


FEDERAL INCOME INFORMATION (UNAUDITED)



During the year ended December 31, 2000, the following Funds declared long-term capital gain distributions in the following amounts:

                DJG Value Equity Fund                     $  301,835
                VIF-U.S. Small Cap Fund                      194,736


                     THE OFFIT VARIABLE INSURANCE FUND, INC.


OFFICERS AND DIRECTORS          INVESTMENT ADVISER - DJG VALUE EQUITY FUND
                                David J. Greene & Company
Dr. Wallace Mathai-Davis        599 Lexington Avenue
CHAIRMAN OF THE BOARD,          New York,  New York  10022
PRESIDENT AND DIRECTOR

Edward J. Landau                INVESTMENT ADVISER - ALL OTHER VIF FUNDS
DIRECTOR                        OFFITBANK
                                520 Madison Avenue
The Very Reverend               New York, New York   10022-4213
James Parks Morton
DIRECTOR                        INVESTMENT SUB-ADVISER -VIF- U.S. SMALL CAP FUND
                                Rockefeller & Company, Inc.
Stephen M. Peck                 30 Rockefeller Plaza
DIRECTOR                        New York, New York  10112

Stephen Brent Wells             DISTRIBUTOR
SECRETARY                       OFFIT Funds Distributor, Inc.
                                4400 Computer Drive
Vincent M. Rella                Westborough, Massachusetts  01581
TREASURER
                                ADMINISTRATOR
Michael S. Kagan                PFPC Inc.
ASSISTANT TREASURER             103 Bellevue Parkway
                                Wilmington,  DE 19809
David C. Lebisky
ASSISTANT SECRETARY             TRANSFER AND DIVIDEND DISBURSING AGENT
                                PFPC Inc.
Gary M. Gardner                 400 Bellevue Parkway
ASSISTANT SECRETARY             Wilmington, DE 19809

                                CUSTODIAN
                                The Bank of New York
                                100 Church Street, 10th Floor
                                New York, New York  10286

                                LEGAL COUNSEL
                                Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                                New York, New York  10022

                                INDEPENDENT AUDITORS
                                Ernest & Young  LLP
                                Two Commerce Square
                                2001 Market Street
                                Philadelphia, PA 19103


This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.



                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              400 BELLEVUE PARKWAY, SUITE 108, WILMINGTON, DE 19809
                                 (800) 618-9510